                                                                                                                         ▼ October 28, 2011

	Class A Shares Ticker	Class C Shares Ticker	Class I Shares Ticker	Class S Shares Ticker	Class T Shares Ticker
Asset Allocation
Janus World Allocation Fund	JAMPX	JCMPX	JIMPX	JSMPX	JAMTX
(formerly named Janus Dynamic Allocation Fund)

Janus Investment Fund

Statement of Additional Information

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus for Class A Shares, Class C Shares, Class I Shares, Class S Shares, and Class T Shares (collectively, the “Shares”) of Janus World Allocation Fund, which is a separate series of Janus Investment Fund, a Massachusetts business trust (the “Trust”). This series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The name change for Janus World Allocation Fund was effective September 30, 2011.

This SAI is not a Prospectus and should be read in conjunction with the Fund’s Prospectus dated October 28, 2011, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-877-335-2687. This SAI contains additional and more detailed information about the Fund’s operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Fund, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at janus.com/info, or by contacting a Janus representative at 1-877-335-2687.

Table of contents

Classification, Investment Policies and Restrictions, and Investment Strategies and Risks	2

Investment Adviser	42

Custodian, Transfer Agent, and Certain Affiliations	49

Portfolio Transactions and Brokerage	51

Trustees and Officers	53

Shares of the Trust	64
Net Asset Value Determination	64
Purchases	64
Distribution and Shareholder Servicing Plans	66
Redemptions	67

Income Dividends, Capital Gains Distributions, and Tax Status	69

Principal Shareholders	71

Miscellaneous Information	72
Shares of the Trust	73
Shareholder Meetings	73
Voting Rights	73
Master/Feeder Option	74
Independent Registered Public Accounting Firm	74
Registration Statement	74

Financial Statements	75

Appendix A	76
Explanation of Rating Categories	76

Classification, investment policies and restrictions,
and investment strategies and risks

JANUS INVESTMENT FUND

This Statement of Additional Information includes information about Janus World Allocation Fund (the “Fund”), which is a series of the Trust, an open-end, management investment company.

On July 6, 2009, as the result of the reorganization of funds of the Janus Adviser Series trust into the Trust, the Fund assumed the assets and liabilities of the corresponding Janus Adviser Series fund (the “predecessor fund”). For this reason, historical information contained in this SAI for periods prior to July 6, 2009 is that of the predecessor fund.

The Fund’s adviser, Janus Capital, intends to operate the Fund as a “fund of funds,” meaning that substantially all of the Fund’s assets will be invested in other Janus mutual funds it advises (the “underlying funds”), as described in the Fund’s Prospectus. Additional detail about each of the underlying funds is available in their respective prospectuses and SAIs.

CLASSIFICATION

The Investment Company Act of 1940, as amended (“1940 Act”), classifies mutual funds as either diversified or nondiversified. The Fund is classified as diversified.

ADVISER

Janus Capital Management LLC (“Janus Capital” or “Janus”) is the investment adviser for the Fund and is responsible for the general oversight of each subadviser.

SUBADVISERS OF CERTAIN UNDERLYING FUNDS

Underlying fund subadvised by Armored Wolf. Armored Wolf, LLC (“Armored Wolf”) is the investment subadviser for certain portions of Janus Real Return Allocation Fund.

Underlying funds subadvised by INTECH. INTECH Investment Management LLC (“INTECH”) is the investment subadviser for INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund (together, the “INTECH Funds”).

Underlying fund subadvised by Janus Singapore. Janus Capital Singapore Pte. Limited (“Janus Singapore”) is the investment subadviser for Janus Asia Equity Fund.

Underlying funds subadvised by Perkins. Perkins Investment Management LLC (“Perkins”) is the investment subadviser for Perkins Global Value Fund, Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Small Cap Value Fund, and approximately half of Perkins Value Plus Income Fund (together, the “Value Funds”).

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO THE FUND

The Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares if a matter affects just the Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Fund.

(1) With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

The Fund may not:

(2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities) provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation.

(3) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(4) Lend any security or make any other loan if, as a result, more than one-third of the Fund’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

(5) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

(6) Borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Fund’s total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Fund may not issue “senior securities” in contravention of the 1940 Act.

(7) Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

As a fundamental policy, the Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Fund.

The Board of Trustees (“Trustees”) has adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

(1) The Fund may sell securities short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, the Fund may engage in short sales other than against the box, which involve selling a security that the Fund borrows and does not own. The Trustees may impose limits on the Fund’s investments in short sales, as described in the Fund’s Prospectus. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.

(2) The Fund does not intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

(3) The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund’s net asset value (“NAV”), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

(4) The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund’s investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“Rule 144A Securities”), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

(5) The Fund may not invest in companies for the purpose of exercising control of management.

Unless otherwise stated, except for the policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in the SAI and Prospectus normally apply only at the time of purchase of a security. So, for example, if the Fund or an underlying fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

Under the terms of an exemptive order received from the Securities and Exchange Commission (“SEC”), the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

For purposes of the Fund’s policies on investing in particular industries, as of the date of this SAI, the Fund and underlying funds rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that the Bloomberg L.P. classifications are so broad that the primary economic characteristics in a single class are materially different, the underlying funds may further classify issuers in accordance with industry classifications as published by the SEC or relevant SEC staff interpretations. The Fund intends to change industry or industry group classifications with respect to equity investments to Global Industry Classification Standard (“GICS”), but would continue to use Bloomberg L.P. for fixed-income investments. The Fund may change any source used for determining industry classifications without prior shareholder notice or approval.

INVESTMENT STRATEGIES AND RISKS OF THE FUND AND THE UNDERLYING FUNDS

This section discusses investment strategies of the Fund. These strategies may also apply to the underlying funds in which the Fund may invest. This section also details the risks associated with each investment strategy because each investment vehicle and technique contributes to the Fund’s overall risk profile.

Diversification
Funds are classified as either “diversified” or “nondiversified.” Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. To be classified as “diversified” under the 1940 Act, an underlying fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. An underlying fund that is classified as “nondiversified” under the 1940 Act is not subject to the same restrictions and therefore has the ability to take larger positions in a smaller number of issuers than an underlying fund that is classified as “diversified.” This gives an underlying fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of the underlying fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of an underlying fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable underlying fund which is classified as diversified. This fluctuation, if significant, may affect the performance of an underlying fund.

Cash Position
As discussed in the Fund’s Prospectus and the underlying funds’ prospectuses, the Fund’s or an underlying fund’s cash position may temporarily increase under various circumstances. Securities that the Fund or the underlying funds may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. The Fund or underlying fund may also invest in affiliated or non-affiliated money market funds. (Refer to “Investment Company Securities.”)

The underlying INTECH Funds, subadvised by INTECH, normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. These underlying funds may use exchange-traded funds as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. These underlying funds may invest in U.S. Government securities and other short-term, interest-bearing securities without regard to the underlying funds’ otherwise applicable percentage limits, policies, or their normal investment emphasis, when INTECH believes market, economic, or political conditions warrant a temporary defensive position.

Exchange-Traded Notes
The Fund and certain underlying funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Fund’s or an underlying fund’s total return. The Fund or an underlying fund may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital or any applicable underlying subadviser, will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Fund or an underlying fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s or an underlying fund’s right to redeem its investment in an ETN, which are meant to be held until maturity. The Fund’s or an underlying fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Repurchase and Reverse Repurchase Agreements
In a repurchase agreement, the Fund or an underlying fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund or an underlying fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Fund or an underlying fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent the Fund’s or an underlying fund’s collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund and the underlying funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital’s analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose the Fund or an underlying fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.

Reverse repurchase agreements are transactions in which the Fund or an underlying fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Fund or an underlying fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.

Generally, a reverse repurchase agreement enables the Fund or an underlying fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund or the underlying fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund or the underlying fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund’s or the underlying fund’s portfolio, although the Fund’s or the underlying fund’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, the Fund or the underlying fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund or the underlying fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.

INVESTMENT STRATEGIES AND RISKS OF THE UNDERLYING FUNDS

The Fund is a “fund of funds” that invests primarily in underlying funds and normally does not directly invest in the securities or use the investment techniques described in this section. The Fund may, to a limited extent, invest in other securities. This section discusses investment strategies of the underlying funds in which the Fund may invest. This section also details the risks associated with each investment strategy, because each investment vehicle and technique contributes to the Fund’s overall risk profile.

Illiquid Investments
Although the underlying funds intend to invest in liquid securities, each underlying fund (except money market funds) may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). Each money market fund may only invest up to 5% of its total assets in illiquid securities. The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the underlying funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization (“NRSRO”). Investments in Rule 144A Securities could have the effect of increasing the level of an underlying fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes affecting the security. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the underlying funds’ liquidity procedures if traded in that market. Such securities will be treated as “restricted” if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933, as amended (the “1933 Act”).

If illiquid securities exceed 15% of an underlying fund’s net assets after the time of purchase, the underlying fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the underlying fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of an underlying fund to decline.

Each underlying fund may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in this percentage resulting from changes in values of assets will not constitute a violation of such limitation. Each underlying fund may make an initial investment of up to 0.5% of its total assets in any one venture capital company. An underlying fund may not invest in aggregate more than 1% of its total assets, measured at the time of the subsequent purchase, in any one venture capital company.

Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The underlying funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so due to restrictions on their sale. In addition, the underlying funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the underlying funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in an underlying fund’s NAV.

Securities Lending
Under procedures adopted by its Trustees, an underlying fund may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete, among other things, certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The underlying fund does not have the right to vote on securities while they are being lent; however, the underlying fund may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If an underlying fund is unable to recover a security on loan, the underlying fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the underlying fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser. An investment in a cash management vehicle is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause an underlying fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the underlying funds and the affiliated cash management vehicle in which the cash collateral is invested, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the underlying funds and the cash management vehicle. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing the cash management vehicle used for the securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the underlying funds may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

Equity Securities
The underlying funds may invest in equity securities, which include, but are not limited to, common and preferred stocks, securities convertible or exchangeable into common stock, and warrants.

Common Stock. Common stock represents a proportionate share of the ownership of a company. Common stocks sometimes are divided into several classes, with each class having different voting rights, dividend rights, or other differences in their rights and priorities. The value of a stock is based on the market’s assessment of the current and future success of a company’s business, any income paid to stockholders, the value of the company’s assets, and general market conditions. The value of a stock may also be adversely affected by other factors such as accounting irregularities, actual or perceived weaknesses in corporate governance practices of a company’s board or management, and changes in company management. Common stock values can fluctuate dramatically over short periods.

Preferred Stock. A preferred stock represents an ownership interest in a company, but pays dividends at a specific rate and has priority over common stock in payment of dividends and liquidation claims. Preferred stock dividends are generally cumulative, noncumulative, or participating. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. Like debt securities, the value of a preferred stock often fluctuates more in response to changes in interest rates and the creditworthiness of the issuer, rather than in response to changes in the issuer’s profitability and business prospects. Preferred stock is subject to similar risks as common stock and debt securities.

Convertible Security. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security, such as a “convertible preferred stock,” provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. Like a common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. As with a fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.

A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by an underlying fund is called for redemption or conversion, the underlying fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Warrants. Warrants constitute options to purchase equity securities at a specific price and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying equity securities. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the common stock to rise. The price of a warrant may be more volatile than the price of its underlying security. A warrant becomes worthless if it is not exercised within the specified time period.

Special Purpose Acquisition Companies. Certain underlying funds may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar entities that raise investor funds in order to seek acquisition or business combination opportunities. A SPAC may identify a specific industry or geographical region in which it intends to focus acquisition efforts, although many retain flexibility to invest in any industry or sector. Unless and until an acquisition is completed, a SPAC typically invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities, and cash. If a transaction that meets the requirements for the SPAC is not completed within a preestablished period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to timely identify and complete a profitable acquisition. SPACs which pursue acquisitions only within certain industries or regions may be subject to price volatility related to such industries or regions. SPACs which trade in the over-the-counter market may be considered illiquid and/or be subject to restrictions on resale.

Natural Disasters and Extreme Weather Conditions
Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s or an underlying fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund or the underlying fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Foreign Securities
Within the parameters of its specific investment policies, each underlying fund, including each INTECH Fund to the extent that foreign securities may be included in its respective benchmark index, may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including securities of foreign and emerging markets governments, may involve greater risks than investing in domestic securities because an underlying fund’s performance may depend on factors other than the performance of a particular company. These factors include:

Currency Risk. As long as an underlying fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When an underlying fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of an underlying fund’s assets from that country. In addition, the economies of emerging markets may be predominately based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for an underlying fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on an underlying fund. Such factors may hinder an underlying fund’s ability to buy and sell emerging market securities in a timely manner, affecting the underlying fund’s investment strategies and potentially affecting the value of the underlying fund.

Geographic Investment Risk. To the extent that an underlying fund invests a significant portion of its assets in a particular country or geographic region, the underlying fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on an underlying fund’s performance.

Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Geographic Concentration Risk. Because the underlying Janus Asia Equity Fund intends to focus its investments in a particular geographic region, the underlying fund’s performance is expected to be closely tied to various factors such as the social, financial, economic, and political conditions within that region or country. Specifically, the underlying fund’s investments in Asian issuers increases that fund’s exposure to various risks including, but not limited to, risks associated with volatile securities markets, currency fluctuations, social, political, and regulatory developments, economic environmental events (such as natural disasters), and changes in tax or economic policies, each of which, among others, may be particular to Asian countries or region.

Because of the underlying Janus Asia Equity Fund’s investment focus on Asian issuers, its investments will be more sensitive to social, financial, economic, political, and regulatory developments affecting the fiscal stability of a particular country and/or the broader region. Events that negatively affect the fiscal stability of a particular country and/or the broader region may cause the value of the underlying fund’s holdings to decrease, in some cases significantly. As a result, that fund is likely to be more volatile than a fund that is more geographically diverse in its investments.

The Asian region within which the underlying fund will focus its investments comprises countries in various stages of economic and political development. As a result, some countries may have relatively unstable governments or may experience adverse conditions such as overextension of credit, currency devaluations and restrictions, less efficient markets, rising unemployment, high inflation, underdeveloped financial services sectors, heavy reliance on international trade, prolonged economic recessions, and political instability, including military disruption, which could result in significant downturns and volatility in the economies of Asian countries and therefore have an adverse effect on the value of the underlying fund’s portfolio. Certain Asian countries may be vulnerable to trade barriers and other protectionist measures. Some countries have restricted the flow of money in and out of the country. Further, if Asian securities fall out of favor, it may cause the underlying fund to underperform funds that do not focus their investments in a single region of the world.

It is also possible that from time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to social, financial, economic, political, and regulatory developments. The economies of the Asian countries in which the underlying fund invests may be interdependent, which could increase the possibility that conditions in one country will adversely impact the issuers of securities in a different country or region, or that the impact of such conditions will be experienced at the same time by the region as a whole. Likewise, the economies of the Asian region may also be dependent on the economies of other countries, such as the United States and Europe and events in these economies could negatively impact the economies of the Asian region.

The trading volume on some Asian stock exchanges tends to be much lower than in the United States, and Asian securities of some companies are less liquid and more volatile than similar United States securities which could lead to a significant possibility of loss to the underlying fund. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States.

Emerging Markets. Within the parameters of its specific investment policies, each underlying fund, particularly Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Bond Fund, Janus Global Life Sciences Fund, Janus Global Market Neutral Fund, Janus Global Research Fund, Janus Global Select Fund, Janus Global Technology Fund, Janus Overseas Fund, Janus Worldwide Fund, and Perkins Global Value Fund, may invest its assets in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Indexsm. Each of the underlying Janus Global Real Estate Fund and Janus International Equity Fund will normally limit its investments in emerging market countries to 15% and 20%, respectively, of its net assets. The underlying Janus Contrarian Fund and Janus Real Return Allocation Fund have each, at times, invested a significant portion of its assets in emerging markets and may continue to do so. The underlying Janus Emerging Markets Fund will invest at least 80% of its net assets in companies from or with exposure to one or more “developing countries” or “emerging markets.” Such countries include any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy and/or any country that is not included in the Morgan Stanley Capital International World Indexsm, which measures the equity market performance of developed markets. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries as previously discussed under “Foreign Securities.” The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on an underlying fund’s investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business.

The securities markets of many of the countries in which the underlying funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the underlying funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. Further, an underlying fund’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities. The underlying funds may be subject to emerging markets risk to the extent that they invest in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. A summary of each underlying fund’s investments by country is contained in the underlying funds’ shareholder reports and Form N-Q reports, which are filed with the SEC.

Borrowing
The underlying Janus Global Market Neutral Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, an underlying fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Each underlying fund may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows an underlying fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by the underlying Janus Global Market Neutral Fund involves special risk considerations that may not be associated with other underlying funds having similar policies. Because substantially all of an underlying fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the underlying fund’s agreement with its lender, the NAV per share of the underlying fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the underlying fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, an underlying fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the underlying fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of an underlying fund compared with what it would have been without leverage.

Short Sales
Each underlying fund, with the exception of the INTECH Funds, may engage in “short sales against the box.” This technique involves either selling short a security that an underlying fund owns, or selling short a security that the underlying fund has the right to obtain, for delivery at a specified date in the future. An underlying fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. An underlying fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, an underlying fund loses the opportunity to participate in the gain.

Each underlying fund, with the exception of the INTECH Funds, may also engage in other short sales. An underlying fund may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. In a short sale transaction, an underlying fund sells a security it does not own to a purchaser at a specified price. To complete a short sale, an underlying fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, an underlying fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the underlying fund replaces the borrowed security, and the underlying fund may realize a gain if the security declines in price between those same dates. Although an underlying fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, an underlying fund may also be required to pay a premium, which would increase the cost of the security sold.

The underlying funds may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and an underlying fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that an underlying fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

Until an underlying fund closes its short position or replaces the borrowed security, the underlying fund may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the underlying fund’s obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the underlying fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the underlying fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The underlying funds believe that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by an underlying fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the underlying fund’s borrowing restrictions. This requirement to segregate assets limits an underlying fund’s leveraging of its investments and the related risk of losses from leveraging. An underlying fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. An underlying fund’s ability to invest in short sales may be limited, as described in the underlying fund’s prospectuses.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities
Within the parameters of its specific investment policies, each underlying fund, with the exception of the INTECH Funds, may invest up to 10% (without limit for Janus Flexible Bond Fund, Janus Global Bond Fund, and Janus High-Yield Fund) of its net assets in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any underlying fund’s restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

For federal income tax purposes, holders of zero coupon securities and step coupon securities are required to recognize income even though the holders receive no cash payments of interest during the year. Similarly, holders of payment-in-kind securities must include in their gross income the value of securities they receive as “interest.” In order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, an underlying fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds and non-cash income from payment-in-kind securities. Because an underlying fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin or may receive non-cash interest payments, in some years that underlying fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. An underlying fund may obtain such cash from selling other portfolio holdings, which may cause that underlying fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the amount of cash available for investment by the underlying fund, to reduce the assets to which underlying fund expenses could be allocated, and to reduce the rate of return for that underlying fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for an underlying fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities
The underlying funds, with the exception of the INTECH Funds, may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the underlying funds. The most common type of pass-through securities is mortgage-backed securities. Government National Mortgage Association (“Ginnie Mae”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. An underlying fund will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation (“Freddie Mac”) issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

The Federal National Mortgage Association (“Fannie Mae”) issues guaranteed mortgage pass-through certificates (“Fannie Mae Certificates”). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA’s conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equities is unclear.

Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the underlying funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers and/or investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of an underlying fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by an underlying fund might be converted to cash, and the underlying fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit an underlying fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

The underlying funds’ investments in mortgage-backed securities may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor.

The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

The underlying funds, with the exception of the INTECH Funds, also may invest in other types of pass-through securities, such as credit-linked trust certificates, traded custody receipts, and participation interests. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, an underlying fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the underlying funds’ prospectuses may apply.

Investment Company Securities
The Fund may invest up to 100% of its total assets in other Janus funds in reliance on Section 12(d)(1)(G) and Rule 12d1-2 of the 1940 Act.

From time to time, the underlying funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits an underlying fund from acquiring: (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of an underlying fund’s total assets; or (iii) securities of such other investment company and all other investment companies owned by an underlying fund having a value in excess of 10% of the underlying fund’s total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to an underlying fund if, after the sale: (i) the underlying fund owns more than 3% of the other investment company’s voting stock or (ii) the underlying fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The underlying funds may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The underlying funds may invest their cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. The underlying funds may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To the extent the underlying funds invest in money market funds or other funds, the underlying funds will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, as the adviser to the underlying funds and the money market funds or other funds or investment vehicles in which the underlying funds may invest, Janus Capital has an inherent conflict of interest because it has fiduciary duties to both the underlying funds and the money market funds and other funds.

Investment companies may include index-based investments such as exchange-traded funds (“ETFs”), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. As a shareholder of another investment company, an underlying fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the underlying fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the underlying funds, to acquire their securities in excess of the limits of the 1940 Act.

Depositary Receipts
The underlying funds, including each INTECH Fund to the extent that they may be included in its benchmark index, may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer.

Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The underlying funds may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, regulatory risk, market risk, and geographic investment risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the underlying funds’ prospectuses.

U.S. Government Securities
To the extent permitted by its investment objective and policies, each underlying fund, particularly Janus Balanced Fund, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Real Return Allocation Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which an underlying fund may invest include U.S. Treasury securities, including Treasury Inflation Protection Securities (“TIPS”), and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which an underlying fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association (“Sallie Mae”) are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the underlying funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Obligations
The underlying funds, with the exception of the INTECH Funds, may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable an underlying fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities
Other types of income-producing securities that the underlying funds, with the exception of the INTECH Funds, may purchase include, but are not limited to, the following types of securities:

Inverse floaters. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No underlying fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, an underlying fund could lose money, or its NAV could decline by the use of inverse floaters.

Standby commitments. Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

Strip bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security’s liquidity.

The underlying funds will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

Variable and floating rate obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to most effectively use these investments, the portfolio managers and/or investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers and/or investment personnel incorrectly forecast such movements, an underlying fund could be adversely affected by the use of variable or floating rate obligations.

Real Estate Investment Trusts (“REITs”)
Within the parameters of its specific investment policies, each of the underlying funds may invest in REITs. The underlying Janus Global Real Estate Fund and Janus Real Return Allocation Fund may invest a significant amount of its assets in these types of securities. REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. Investment in REITs may subject an underlying fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition, and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of an underlying fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through an underlying fund, a shareholder will bear not only his or her proportionate share of the expenses of an underlying fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Mortgage Dollar Rolls
Certain underlying funds, particularly Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Global Market Neutral Fund, Janus Global Real Estate Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund, may enter into “mortgage dollar rolls,” which are similar to reverse repurchase agreements in certain respects. In a “mortgage dollar roll” transaction, an underlying fund sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an underlying fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an underlying fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the underlying fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to an underlying fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

An underlying fund’s obligations under a dollar roll agreement must be covered by cash, U.S. Government securities, or other liquid high grade debt obligations equal in value to the securities subject to repurchase by an underlying fund, maintained in a segregated account. To the extent that the underlying fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, an underlying fund foregoes principal and interest paid on the mortgage-backed security. An underlying fund is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the “drop,” as well as the interest earned on the cash proceeds of the initial sale.

Successful use of mortgage dollar rolls depends on an underlying fund’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities an underlying fund is required to purchase may decline below the agreed upon repurchase price.

Bank Loans
Certain underlying funds, particularly Janus Balanced Fund, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Global Market Neutral Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may invest in bank loans, which include institutionally-traded floating rate securities. Each underlying fund will limit its investments in bank loans to no more than 20% of its total assets, with the exception of Janus Global Market Neutral Fund which will limit its investments in bank loans to no more than 5% of its total assets.

Bank loans, which include institutionally-traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings. Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. Borrowers may include companies who are involved in bankruptcy proceedings. The underlying funds generally invest in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Assignments and participations involve credit risk, interest rate risk, and liquidity risk.

When an underlying fund purchases an assignment, the underlying fund generally assumes all the rights and obligations under the loan agreement and will generally become a “lender” for purposes of the particular loan agreement. The rights and obligations acquired by an underlying fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, an underlying fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, an underlying fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. An underlying fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligations or that the collateral could be liquidated.

If an underlying fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. An underlying fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. An underlying fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by an underlying fund to receive scheduled interest or principal payments may adversely affect the income of the underlying fund and may likely reduce the value of its assets, which would be reflected by a reduction in the underlying fund’s NAV.

The borrower of a loan in which an underlying fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that an underlying fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in an underlying fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the underlying fund.

Floating Rate Loans
Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an “agent”) for a lending group or “syndicate” of financial institutions. In most cases, an underlying fund relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as an underlying fund, and the agent may determine to waive certain covenants contained in the loan agreement that an underlying fund would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, an underlying fund may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments. The investment team performs a credit analysis on the borrower but typically does not perform credit analysis on the agent or other intermediate participants.

Floating rate loans have interest rates which adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks (“Prime Rate”) or the rate paid on large certificates of deposit traded in the secondary markets (“CD rate”). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on LIBOR or CD rate based loans and corporate debt securities may reset periodically. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in an underlying fund’s NAV as a result of changes in interest rates. An underlying fund may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.

While the underlying funds generally expect to invest in fully funded term loans, certain of the loans in which the underlying funds may invest include revolving loans and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower’s discretion. As such, an underlying fund would need to maintain amounts sufficient to meet its contractual obligations. In cases where an underlying fund invests in revolving loans and delayed draw term loans, the underlying fund will maintain high quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to an underlying fund than investments in floating rate loans. Loans involving revolving credit facilities or delayed terms may require an underlying fund to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, an underlying fund may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.

Purchasers of floating rate loans may pay and/or receive certain fees. The underlying funds may receive fees such as covenant waiver fees or prepayment penalty fees. An underlying fund may pay fees such as facility fees. Such fees may affect an underlying fund’s return.

The underlying funds do not intend to purchase floating rate loans through private placements or other transactions that may involve confidential information. Such a policy may place an underlying fund at a disadvantage relative to other investors in floating rate loans who do not follow such a policy, as an underlying fund may be limited in its available investments or unable to make accurate assessments related to certain investments.

Notwithstanding its intention to generally not receive material, nonpublic information with respect to its management of investments in floating rate loans, Janus Capital may from time to time come into possession of material, nonpublic information about the issuers of loans that may be held in an underlying fund’s holdings. To the extent required by applicable law, Janus Capital’s ability to trade in these loans for the account of an underlying fund could potentially be limited by its possession of such information, which could have an adverse effect on an underlying fund by, for example, preventing the underlying fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate loans and that there may be restrictions on their transfer. As a result, an underlying fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

Other floating rate securities
The underlying funds may invest in other types of securities including, but not limited to, unsecured floating rate loans, subordinated or junior debt, corporate bonds, U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-risk/high-yield bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on predetermined dates.

High-Yield/High-Risk Bonds
Within the parameters of its specific investment policies, each underlying fund may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor’s Ratings Service and Fitch, Inc., or Ba or lower by Moody’s Investors Service, Inc.). The underlying Janus High-Yield Fund may invest without limit in such bonds. Under normal circumstances, each of the underlying funds indicated will limit its investments in such bonds to 35% or less of its net assets (Janus Balanced Fund, Janus Enterprise Fund, Janus Flexible Bond Fund, Janus Forty Fund, Janus Fund, Janus Global Bond Fund, Janus Global Life Sciences Fund, Janus Global Market Neutral Fund, Janus Global Real Estate Fund, Janus Global Research Fund, Janus Global Select Fund, Janus Global Technology Fund, Janus Growth and Income Fund, Janus Overseas Fund, Janus Protected Series – Growth, Janus Research Fund, Janus Short-Term Bond Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Worldwide Fund, and Perkins Global Value Fund), 25% or less of its net assets (Janus Real Return Allocation Fund), 20% or less of its net assets (Janus Asia Equity Fund, Janus Contrarian Fund, Janus Emerging Markets Fund, Janus International Equity Fund, Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund), or 50% or less of the fixed-income portion of its net assets (Perkins Value Plus Income Fund only). The underlying INTECH Funds do not intend to invest in high-yield/high-risk bonds.

Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an underlying fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

An underlying fund may also invest in unrated bonds of foreign and domestic issuers. For the underlying funds subject to such limit, unrated bonds will be included in each underlying fund’s limit, as applicable, on investments in bonds rated below investment grade unless its portfolio managers and/or investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. An underlying fund’s portfolio managers and/or investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

Please refer to the “Explanation of Rating Categories” section of this SAI for a description of bond rating categories.

Defaulted Securities
An underlying fund may hold defaulted securities if its portfolio managers and/or investment personnel believe, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the underlying funds subject to such limit, defaulted securities will be included in each underlying fund’s limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers’ and/or investment personnel’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

Disposition of Portfolio Securities. Although the underlying funds generally will purchase securities for which the portfolio managers and/or investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The underlying funds will limit holdings of any such securities to amounts that the portfolio managers and/or investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit an underlying fund’s ability to readily dispose of securities to meet redemptions.

Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the underlying funds.

Futures, Options, and Other Derivative Instruments
The Fund and certain underlying funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund and underlying funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Fund and underlying funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund or an underlying fund invests in a derivative for speculative purposes, the Fund or underlying fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund or an underlying fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s or an underlying fund’s ability to use derivative instruments may also be limited by tax considerations. (See “Income Dividends, Capital Gains Distributions, and Tax Status.”)

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund or an underlying fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:

Counterparty risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund or underlying fund.

Currency risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. An underlying fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund or underlying fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund or underlying fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund or an underlying fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund or underlying fund may require the counterparty to post collateral if the Fund or underlying fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Futures Contracts. The Fund and certain underlying funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the Fund and the Internal Revenue Code), or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”) or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and currently are maintained in cash or certain other liquid assets held by the Fund or underlying funds. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund’s or underlying fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund or an underlying fund, the Fund or underlying fund may be entitled to return of margin owed to such underlying fund only in proportion to the amount received by the FCM’s other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund and underlying funds do business.

The Fund and underlying funds may enter into futures contracts and related options as permitted under CFTC Rule 4.5. The Fund and underlying funds have claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Fund and underlying funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

Although the Fund or an underlying fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to the Fund or underlying fund immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because the Fund’s or an underlying fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund’s or the underlying fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.

The Fund and underlying funds may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. An underlying fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the Fund or an underlying fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund or an underlying fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. An underlying fund may also use this technique with respect to an individual company’s stock. To the extent the underlying fund enters into futures contracts for this purpose, the segregated assets maintained to cover such fund’s obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the fund with respect to the futures contracts. Conversely, if a fund holds stocks and seeks to protect itself from a decrease in stock prices, the fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a fund holds an individual company’s stock and expects the price of that stock to decline, the fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company’s stock price. An underlying fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If an underlying fund, with the exception of the INTECH Funds, owns interest rate sensitive securities and the portfolio managers and/or investment personnel expect interest rates to increase, the fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the fund selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of the fund’s interest rate futures contract would increase, thereby keeping the NAV of the fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers and/or investment personnel expect interest rates to decline, the underlying fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although an underlying fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers and/or investment personnel still may not result in a successful use of futures.

Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Fund or underlying funds. The Fund’s or underlying fund’s performance could be worse than if the fund had not used such instruments. For example, if the Fund or an underlying fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers and/or investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if the Fund or an underlying fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the fund.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund or an underlying fund will not match exactly the fund’s current or potential investments. The Fund or an underlying fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests – for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities – which involves a risk that the futures position will not correlate precisely with the performance of the fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund’s or underlying fund’s investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund’s or underlying fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s or underlying fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the fund’s other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund or an underlying fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund or an underlying fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such fund’s access to other assets held to cover its futures positions also could be impaired.

Options on Futures Contracts. The Fund or underlying funds may buy and write put and call options on futures contracts. A purchased option on a future gives the Fund or an underlying fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund or an underlying fund is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund or an underlying fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Fund or an underlying fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the fund is considering buying. If a call or put option the Fund or an underlying fund has written is exercised, the fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, the Fund’s or an underlying fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund or an underlying fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

The amount of risk the Fund or an underlying fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

Forward Contracts. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Fund and underlying funds, with the exception of the INTECH Funds, may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Currently, the Fund and underlying funds do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes the Fund’s and underlying funds’ principal uses of forward foreign currency exchange contracts (“forward currency contracts”). The Fund or an underlying fund may enter into forward currency contracts with stated contract values of up to the value of the fund’s assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). The Fund or an underlying fund may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. The Fund or an underlying fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). The Fund or an underlying fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. The Fund or an underlying fund also may enter into a forward currency contract with respect to a currency where the Fund or underlying fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances the Fund or an underlying fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers and/or investment personnel believe there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”). In addition, certain underlying funds may cross-hedge their U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in their respective benchmark index and/or to cover an underweight country or region exposure in their portfolio.

These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund’s or an underlying fund’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Fund’s or an underlying fund’s currency exposure from one foreign currency to another removes the fund’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the fund if its portfolio managers’ and/or investment personnel’s projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause an underlying fund to assume the risk of fluctuations in the value of the currency it purchases which may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Fund or an underlying fund than if it had not entered into such contracts.

In general, the Fund and underlying funds cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that the Fund or an underlying fund is not able to cover its forward currency positions with underlying portfolio securities, the underlying fund’s custodian segregates cash or other liquid assets having a value equal to the aggregate amount of the fund’s commitments under forward contracts entered into with respect to position hedges, cross-hedges, and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund or an underlying fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the fund’s commitments with respect to such contracts. As an alternative to segregating assets, the Fund or an underlying fund may buy call options permitting the fund to buy the amount of foreign currency being hedged by a forward sale contract, or the Fund or an underlying fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund’s and underlying funds’ ability to utilize forward contracts may be restricted. In addition, the Fund or an underlying fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge fund assets.

Options on Foreign Currencies. The Fund and underlying funds, with the exception of the INTECH Funds, may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant.

In order to protect against such diminutions in the value of portfolio securities, the Fund or an underlying fund may buy put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund or an underlying fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund or an underlying fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, an underlying fund could sustain losses on transactions in foreign currency options that would require the fund to forego a portion or all of the benefits of advantageous changes in those rates.

The Fund and underlying funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund or an underlying fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund or an underlying fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow the underlying fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and the Fund or underlying fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund or underlying fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Fund and underlying funds may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund or an underlying fund is “covered” if the fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund or an underlying fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the fund in cash or other liquid assets in a segregated account with the fund’s custodian.

The Fund and underlying funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund or an underlying fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, the Fund or underlying fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Eurodollar Instruments. The Fund and underlying funds, with the exception of the INTECH Funds, may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund or underlying fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Additional Risks of Options on Foreign Currencies, Forward Contracts, and Foreign Instruments. Unlike transactions entered into by the underlying funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting the Fund or an underlying fund to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s or an underlying fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

An underlying fund, with the exception of the INTECH Funds, may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the underlying fund. Such participation may subject the underlying fund to expenses such as legal fees and may make the underlying fund an “insider” of the issuer for purposes of the federal securities laws, which may restrict the underlying fund’s ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation by an underlying fund on such committees also may expose the underlying fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. An underlying fund would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce the underlying fund’s rights as a creditor or to protect the value of securities held by the underlying fund.

Options on Securities. In an effort to increase current income and to reduce fluctuations in NAV, the Fund and underlying funds, with the exception of the INTECH Funds, may write covered and uncovered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. Examples of covering transactions include: (i) for a written put, selling short the underlying instrument at the same or higher price than the put’s exercise price; and (ii) for a written call, owning the underlying instrument. The Fund and underlying funds may write and buy options on the same types of securities that the Fund and underlying funds may purchase directly. The Fund and underlying funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date.

The Fund or an underlying fund may cover its obligations on a put option by segregating cash or other liquid assets with the funds’ custodian for a value equal to: (i) the full notional value of the put for physically settled options; or (ii) the in-the-money value of the put for cash settled options. The Fund or an underlying fund may also cover its obligations on a put option by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held: (i) is equal to or greater than the exercise price of the put written; or (ii) is less than the exercise price of the put written if the difference is maintained by the Fund or underlying fund in cash or other liquid assets in a segregated account with its custodian. The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The Fund or an underlying fund may cover its obligations on a call option by segregating cash or other liquid assets with the fund’s custodian for a value equal to: (i) the full notional value of the call for physically settled options; or (ii) the in-the-money value of the call for cash settled options. The Fund or an underlying fund may also cover its obligations on a written call option by (i) owning the underlying security covered by the call or having an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the fund’s custodian) upon conversion or exchange of other securities held in its portfolio; or (ii) holding a call on the same security and in the same principal amount as the call written where the exercise price of the call held: (a) is equal to or less than the exercise price of the call written; or (b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash or other liquid assets in a segregated account with its custodian.

The Fund or an underlying fund would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers and/or investment personnel believe that writing the option would achieve the desired hedge.

The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

In the case of a written call option, effecting a closing transaction will permit the Fund or an underlying fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit the Fund or an underlying fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit the Fund or an underlying fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If the Fund or an underlying fund desires to sell a particular security from its portfolio on which it has written a call option, the fund will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund or an underlying fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The Fund or an underlying fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund or an underlying fund.

An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund or an underlying fund may not be able to effect closing transactions in particular options and the fund would have to exercise the options in order to realize any profit. If the Fund or an underlying fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange (“Exchange”) on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

The Fund or an underlying fund may write options in connection with buy-and-write transactions. In other words, the Fund or an underlying fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”), or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund’s or an underlying fund’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund or an underlying fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund’s or an underlying fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund or underlying fund may elect to close the position or take delivery of the security at the exercise price and the fund’s return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

The Fund or an underlying fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund or underlying fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund or an underlying fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the fund.

The Fund or an underlying fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that the Fund or an underlying fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

Options on Securities Indices. The Fund and underlying funds may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indices may also be based on a particular industry, market segment, or certain currencies such as the U.S. Dollar Index or DXY Index.

Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

Options on Non-U.S. Securities Indices. The Fund and underlying funds may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Fund and underlying funds may also purchase and write OTC options on foreign securities indices.

The Fund and underlying funds may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Fund and underlying funds may also use foreign securities index options for bona fide hedging and non-hedging purposes.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Fund and underlying funds generally will only purchase or write such an option if Janus Capital or the subadviser, as applicable, believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund and underlying funds will not purchase such options unless Janus Capital or the subadviser, as applicable, believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Fund’s or an underlying fund’s portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers and/or investment personnel may be forced to liquidate portfolio securities to meet settlement obligations. The Fund’s or an underlying fund’s activities in index options may also be restricted by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.

Other Options. In addition to the option strategies described above and in the prospectuses, the Fund or certain underlying funds, with the exception of the INTECH Funds, may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Fund or an underlying fund may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Fund’s or underlying fund’s net assets, when combined with all other illiquid investments of the underlying fund. The Fund or an underlying fund may use exotic options to the extent that they are consistent with the Fund’s or the underlying fund’s investment objective and investment policies, and applicable regulations.

The Fund or an underlying fund may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options, or other spread options.

Outperformance Option – An option that pays the holder the difference in the performance of two assets. The value of an outperformance option is based on the relative difference, i.e. the percentage outperformance of one underlying security or index compared to another. Outperformance options allow the Fund or underlying fund to gain leveraged exposure to the percentage price performance of one security or index over another. The holder of an outperformance option will only receive payment under the option contract if a designated underlying asset outperforms the other underlying asset. If outperformance does not occur, the holder will not receive payment. The option may expire worthless despite positive performance by the designated underlying asset. Outperformance options are typically cash settled and have European-style exercise provisions.

Yield Curve Options – An option whose value is based on the yield spread or yield differential between two securities. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Spread Option – A type of option that derives its value from the price differential between two or more assets, or the same asset at different times or places. Spread options can be written on all types of financial products including equities, bonds and currencies.

Swaps and Swap-Related Products. The underlying funds, with the exception of the INTECH Funds, may enter into swap agreements or utilize swap-related products, including, but not limited to, total return swaps, equity swaps, interest rate swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. The Fund or an underlying fund may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund or underlying fund. The Fund and underlying funds will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund or underlying fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s or an underlying fund’s obligations over its entitlement with respect to each swap will be calculated on a daily basis, and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Fund’s or underlying fund’s custodian. If the Fund or an underlying fund enters into a swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

Swap agreements entail the risk that a party will default on its payment obligations to the Fund or underlying fund. If there is a default by the other party to such a transaction, the Fund or underlying fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that the Fund or underlying fund will not be able to meet its obligation to the counterparty.

The Fund or an underlying fund normally will not enter into any total return, equity, or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital’s guidelines may be adjusted in accordance with market conditions. Janus Capital or the subadviser, as applicable, will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by an NRSRO will meet Janus Capital’s guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund or an underlying fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of total return, equity, or interest rate swap transactions that may be entered into by the Fund or an underlying fund. The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or an underlying fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that the Fund or an underlying fund is contractually obligated to make. If the other party to a swap that is not collateralized defaults, the Fund or underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund or an underlying fund may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described above.

Another form of a swap agreement is the credit default swap. An underlying fund may enter into various types of credit default swap agreements (with values not to exceed 10% of the net assets of the underlying fund) for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, an underlying fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the underlying fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the underlying fund would keep the stream of payments and would have no payment obligations. As the seller, the underlying fund would effectively add leverage to its portfolio because, in addition to its total net assets, that fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that an underlying fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement. An underlying fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case that fund would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the underlying fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

Credit default swap agreements may involve greater risks than if an underlying fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. An underlying fund will generally incur a greater degree of risk when it sells a credit default swap option than when it purchases a credit default swap. As a buyer of a credit default swap, the underlying fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the underlying fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the underlying fund.

The Fund or an underlying fund may invest in funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps that are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets.

A fund investing in CDXs is normally only permitted to take long positions in these instruments. A fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. A fund also normally indirectly bears its proportionate share of any expenses paid by a CDX in addition to the expenses of the fund. By investing in CDXs, a fund could be exposed to risks relating to, among other things, the reference obligation, illiquidity risk, counterparty risk, and credit risk.

Options on Swap Contracts. Certain underlying funds may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”). Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Structured Investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.

The Fund may invest in commodity-linked or commodity index-linked securities which have principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices, such as the Goldman Sachs Commodities Index. They are sometimes referred to as structured investments because the terms of the instrument may be structured by the issuer of the instrument and the purchaser of the instrument. The value of these instruments will rise or fall in response to changes in the underlying commodity or related index or investment. The Fund’s investment in these instruments expose the Fund to the commodities market and the risks associated with commodities underlying the instrument without investing directly in physical commodities. The Fund’s indirect exposure to commodities may be limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.

Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify a fund’s gains or losses. The risk of collateral debt obligations depends largely on the type of collateral securing the obligations. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.

Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, the Fund’s or an underlying fund’s ability to resell such a structured instrument may be more limited than its ability to resell other fund securities. The Fund and underlying funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of a fund’s net assets, when combined with all other illiquid investments of the fund. The underlying INTECH Funds do not intend to invest in structured investments.

Investment Strategies and Risks Applicable only to an Affiliated Underlying Money Market Fund
An affiliated underlying money market fund (“underlying money market fund”) may invest only in “eligible securities” as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that: (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two NRSROs or, if only one NRSRO has issued a rating, by that NRSRO (the “Requisite NRSROs”) or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, an underlying money market fund will maintain a dollar-weighted average portfolio maturity of 60 days or less and maintain a dollar-weighted average portfolio life (portfolio maturity measured without reference to any maturity shortening provisions of adjustable rate securities by reference to their interest rate reset dates) of 120 days or less. A description of the ratings of some NRSROs appears in Appendix A.

Under Rule 2a-7, an underlying money market fund may not invest more than 5% of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases the underlying money market fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

Pursuant to Rule 2a-7, an underlying money market fund will generally invest at least 97% of its total assets in “first-tier” securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, an underlying money market fund may invest in “second-tier” securities, which are eligible securities that are not first-tier securities. However, the underlying money market fund may not invest in a second-tier security if, immediately after the acquisition thereof, it would have invested more than: (i) 1/2 of 1% of its total assets in second-tier securities issued by any single issuer or (ii) 3% of its total assets in second-tier securities. Immediately after the acquisition of any demand feature or guarantee that is a second-tier security, an underlying money market fund cannot have invested more than 2.5% of its total assets in securities issued by or subject to the demand features or guarantees from the entity that issued the demand feature or guarantee. The underlying money market funds also cannot purchase second-tier securities with a remaining maturity of more than 45 days.

The following is a discussion regarding types of securities in which an underlying money market fund may invest. This information supplements and should be read in conjunction with the underlying money market funds’ prospectuses.

Participation Interests
An underlying money market fund may purchase participation interests in loans or securities in which the underlying money market fund may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives an underlying money market fund an undivided interest in the underlying loans or securities in the proportion that the underlying money market fund’s interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating, or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, an underlying money market fund will have the right to demand payment, on not more than seven days’ notice, for all or a part of the underlying money market fund’s participation interest. An underlying money market fund intends to exercise any demand rights it may have upon default under the terms of the loan or security to provide liquidity or to maintain or improve the quality of the underlying money market fund’s investment portfolio. An underlying money market fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes
An underlying money market fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by an underlying money market fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of an underlying money market fund, as well as other money market rates of interest. An underlying money market fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities
An underlying money market fund may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers, and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a “pass-through” of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred.

As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to an underlying money market fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

In addition to interest rate risk, investments in mortgage-backed securities including those comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Thus, if borrowers are unable to make their payments, the mortgages underlying mortgage-backed securities may have higher default rates.

An underlying money market fund may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. Ginnie Mae is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages, which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. An underlying money market fund may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that: (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of an underlying money market fund’s Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

Residential mortgage loans are pooled also by Freddie Mac. Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates (“PCs”) which represent interests in mortgages from Freddie Mac’s national portfolio. The mortgage loans in Freddie Mac’s portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.

Fannie Mae is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.

In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA’s conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equities is unclear.

An underlying money market fund may also invest in privately-issued mortgage-backed securities to the extent permitted by its investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations (“CMOs”), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Fannie Mae or Freddie Mac, or by pools of conventional mortgages.

Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Structured investment vehicles and other similar vehicles (“structured vehicles”) issue a combination of senior and subordinate debt to fund the purchase of finance company and structured finance debt. Structured vehicle debt is usually composed of a senior debt tranche made up of commercial paper and longer maturity medium term notes and one to two tranches of subordinate notes. Structured vehicle portfolios generally consist of finance company debt and structured finance assets. A structured vehicle purchases mostly highly rated medium- and long-term, fixed income assets and issues shorter-term, highly rated commercial paper and medium-term notes at lower rates to investors. Structured vehicles typically purchase finance company debt which is focused in large banks and may also include exposure to investment banks, insurance, and other finance companies. Structured vehicles also invest in credit card, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, and other asset-backed securities.

Because structured vehicles depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the structured vehicles may have to liquidate assets at a loss. Also, with respect to structured vehicles’ assets in finance companies, an underlying money market fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the underlying money market fund.

Repurchase and Reverse Repurchase Agreements
In a repurchase agreement, an underlying money market fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause an underlying money market fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, an underlying money market fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent an underlying money market fund’s collateral focuses in one or more sectors, such as banks and financial services, that underlying money market fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 5% limit on illiquid securities. While it is not possible to eliminate all risks from these transactions, it is the policy of an underlying money market fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital’s analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose an underlying money market fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.

Reverse repurchase agreements are transactions in which an underlying money market fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. An underlying money market fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.

Generally, a reverse repurchase agreement enables an underlying money market fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to an underlying money market fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by an underlying money market fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense for the reverse repurchase agreement transaction. This technique may also have a leveraging effect on an underlying money market fund’s portfolio, although an underlying money market fund’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, an underlying money market fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. An underlying money market fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.

When-Issued and Delayed Delivery Securities
An underlying money market fund may purchase securities on a when-issued or delayed delivery basis. An underlying money market fund will enter into such transactions only when it has the intention of actually acquiring the securities. On delivery dates for such transactions, an underlying money market fund will meet its obligations from maturities, sales of securities, or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, an underlying money market fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, an underlying money market fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its NAV.

Debt Obligations
An underlying money market fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the 1933 Act or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock
An underlying money market fund may purchase certain types of auction market preferred stock (“AMPS”) or remarketed preferred stock (“RPS”) subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.

Obligations of Financial Institutions
An underlying money market fund may invest in obligations of financial institutions. Examples of obligations in which an underlying money market fund may invest include negotiable certificates of deposit, bankers’ acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. An underlying money market fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which an underlying money market fund may invest.

Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers’ acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by an underlying money market fund but may be subject to early withdrawal penalties that could reduce that underlying money market fund’s yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Foreign, Eurodollar, and, to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

Municipal Leases
An underlying money market fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. An underlying money market fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets certain criteria.

In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (i) whether the lease can be canceled; (ii) the ability of the lease obligee to direct the sale of the underlying assets; (iii) the general creditworthiness of the lease obligor; (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (v) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state, and local governmental units. Such nonpayment would result in a reduction of income to an underlying money market fund, and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the NAV of that underlying money market fund.

PORTFOLIO TURNOVER

The portfolio turnover rate of the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average of the value of the portfolio securities owned by the Fund during the year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the securities held by the Fund were replaced once during the fiscal year. The Fund cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager. The Fund’s portfolio turnover rate may be higher when the Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable gains. Higher costs associated with increased portfolio turnover may offset gains in Fund performance. The following table summarizes the portfolio turnover rates for the Fund for the fiscal periods noted.

	Portfolio Turnover Rate for	Portfolio Turnover Rate for	Portfolio Turnover Rate for
	the fiscal year ended	the fiscal period ended	the fiscal period ended
Fund Name	June 30, 2011	June 30, 2010(1)	July 31, 2009(1)
Janus World Allocation Fund	71%	51% (2)	78% (3)

(1)	Annualized for periods of less than one full year.
(2)	For the fiscal period August 1, 2009 to June 30, 2010 (the Fund’s new fiscal year end).
(3)	September 3, 2008 (effective date) to July 31, 2009 (the Fund’s or predecessor fund’s previous fiscal year end).

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

•	Full Holdings. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Portfolio holdings (excluding derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janus.com/info.

The Fund may provide, upon request, historical full holdings on a monthly basis for periods prior to the previous quarter-end subject to a written confidentiality agreement.

•	Top Holdings. The Fund’s top portfolio holdings, in order of position size and as a percentage of the Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

•	Other Information. The underlying funds may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors (consisting of security names in alphabetical order), and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

The Janus funds’ Trustees, officers, and primary service providers, including investment advisers identified in this SAI, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds’ insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital’s Chief Compliance Officer or Ethics Committee that a Janus fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds’ Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

Under extraordinary circumstances, Janus Capital’s Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus funds shall be pre-approved by the Chief Compliance Officer or a designee.

As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of one or more subadvisers and their products.

Name	Frequency	Lag Time
ACA Compliance Group	As needed	Current
Aprimo, Inc.	As needed	Current
Barclays Capital Inc.	Daily	Current
Barra, Inc.	Daily	Current
BNP Paribas	Daily	Current
BNP Paribas Prime Brokerage, Inc.	Daily	Current
BNP Securities Corp.	Daily	Current
BNY Mellon Performance and Risk Analytics, LLC	Monthly	Current
Bowne & Company Inc.	Daily	Current
Bowne of Dallas	Semi-annually	Current
Brockhouse & Cooper Inc.	Quarterly	Current
Brown Brothers Harriman & Co.	Daily	Current
Callan Associates Inc.	As needed	Current
Cambridge Associates LLC	Quarterly	Current
Canterbury Consulting Inc.	Monthly	Current
Carr Communications NYC, LLC	As needed	Current
Charles River Brokerage, LLC	As needed	Current
Charles River Systems, Inc.	As needed	Current
Charles Schwab & Co., Inc.	As needed	Current
CMS BondEdge	As needed	Current
Consulting Services Group, LLC	As needed	Current
Corporate Compliance Partners LLC	As needed	Current
Deloitte & Touche LLP	As needed	Current
Deloitte Tax LLP	As needed	Current
Deutsche Bank AG, New York Branch	As needed	Current
Eagle Investment Systems Corp.	As needed	Current
Ennis, Knupp & Associates, Inc.	As needed	Current
Envestnet Asset Management Inc.	As needed	Current
Ernst & Young LLP	As needed	Current
FactSet Research Systems, Inc.	As needed	Current
Financial Express Limited	As needed	Current
Financial Models Company, Inc.	As needed	Current
FlexTrade LLC	Daily	Current
FT Interactive Data Corporation	Daily	Current
HeterMedia Services Limited	Monthly	Current
Hewitt Associates LLC	As needed	Current
Imagine Software Inc.	As needed	Current
Infotech Consulting Inc.	Daily	Current
Institutional Shareholder Services, Inc.	Daily	Current
International Data Corporation	Daily	Current

Name	Frequency	Lag Time
Investment Technology Group, Inc.	Daily	Current
Jeffrey Slocum & Associates, Inc.	As needed	Current
KFORCE Inc.	Daily	Current
KPMG LLP	As needed	Current
Lipper Inc.	Quarterly	Current
Marco Consulting Group, Inc.	Monthly	Current
Marquette Associates	As needed	Current
Markit Loans, Inc.	Daily	Current
Mercer Investment Consulting, Inc.	As needed	Current
Moody’s Investors Service Inc.	Weekly	7 days or more
New England Pension Consultants	Monthly	Current
Nikko AM Americas	As needed	Current
Nomura Funds Research & Technologies America Inc.	As needed	Current
Olmstead Associates, Inc.	Daily	Current
Omgeo LLC	Daily	Current
PricewaterhouseCoopers LLP	As needed	Current
Prima Capital Holding, Inc.	As needed	Current
Prima Capital Management, Inc.	Quarterly	15 days
R.V. Kuhns & Associates	As needed	Current
Reuters America Inc.	Daily	Current
Rocaton Investment Advisors, LLC	As needed	Current
Rogerscasey, Inc.	Quarterly	Current
Russell/Mellon Analytical Services, LLC	Monthly	Current
Sapient Corporation	As needed	Current
SEI Investments	As needed	Current
SimCorp USA, Inc.	As needed	Current
Standard & Poor’s	Daily	Current
Standard & Poor’s Financial Services	Weekly	2 days or more
Standard & Poor’s Securities Evaluation	Daily	Current
State Street Bank and Trust Company	Daily	Current
State Street Global Advisors	Monthly	Current
Stratford Advisory Group, Inc.	As needed	Current
Summit Strategies Group	Monthly; Quarterly	Current
The Yield Book Inc.	Daily	Current
Tower Investment	As needed	30 days
Towers Watson	As needed	Current
TradingScreen Inc.	As Needed	Current
Wachovia Securities LLC	As needed	Current
Wall Street On Demand, Inc.	Monthly; Quarterly	30 days; 15 days
Wilshire Associates Incorporated	As needed	Current
Yanni Partners, Inc.	Quarterly	Current
Zephyr Associates, Inc.	Quarterly	Current

In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

Janus Capital manages other accounts such as separately managed accounts, other pooled investment vehicles, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Fund’s portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Fund’s portfolio holdings disclosure policies.

Investment adviser

INVESTMENT ADVISER – JANUS CAPITAL MANAGEMENT LLC

As stated in the Prospectus, the Fund and each underlying fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. (“JCGI”), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

The Fund’s Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Fund’s Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Trustees”), and by either a majority of the outstanding voting shares of the Fund or the Trustees of the Fund. The Advisory Agreement: (i) may be terminated without the payment of any penalty by the Fund or Janus Capital on 60 days’ written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected underlying fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.

The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund’s investments, provide office space for the Fund, and certain other advisory-related services. The Fund pays custodian fees and expenses, any brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and audit expenses, interest and taxes, a portion of trade or other investment company dues and expenses, expenses of shareholders’ meetings, mailing of prospectuses, statements of additional information, and reports to shareholders, fees and expenses of all Fund Trustees, other costs of complying with applicable laws regulating the sale of Fund shares, compensation to the Fund’s transfer agent, and other costs, including shareholder servicing costs. As discussed in this section, Janus Capital has delegated certain management duties for certain underlying funds to Armored Wolf, INTECH, Janus Singapore, and Perkins pursuant to subadvisory agreements (“Sub-Advisory Agreements”) between Janus Capital and each subadviser.

Janus Capital also serves as administrator and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund, including, but not limited to, NAV determination, portfolio accounting, recordkeeping, blue sky registration and monitoring services, preparation of prospectuses and other Fund documents, and other services for which the Fund reimburses Janus Capital as an out-of-pocket charge, for its costs. The Fund also pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadviser) provides to the Fund. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund.

Many of these costs vary from year to year which can make it difficult to predict the total impact to the Fund’s expense ratio, in particular during times of declining asset values of the Fund. Certain costs may be waived and/or reimbursed by Janus Capital to the Fund pursuant to expense limitation agreements with the Fund.

A discussion regarding the basis for the Trustees’ approval of the Fund’s Investment Advisory Agreement will be included in the Fund’s next annual or semiannual report to shareholders, following such approval. You can request the Fund’s annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, at janus.com/info, or by contacting a Janus representative at 1-877-335-2687.

The Fund pays a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of the Fund and is calculated at the annual rate of 0.07%.

EXPENSE LIMITATION

Janus Capital agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), distribution and shareholder servicing fees (12b-1) applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses exceed the annual rate shown below. For information about how this expense limit affects the total expenses of each class of the Fund, refer to the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus. Provided that Janus Capital remains investment adviser to the Fund, Janus Capital has agreed to continue the waiver until at least November 1, 2012.

Expense Limit
Fund Name	Percentage (%)
Janus World Allocation Fund	0.45

The Fund benefits from the investment advisory services provided to the underlying funds and, as a shareholder of those underlying funds, indirectly bears a proportionate share of those underlying funds’ advisory fees.

The following table summarizes the investment advisory fees paid by the Fund and any advisory fee waivers pursuant to the investment advisory fee agreement in effect during the fiscal periods noted.

	June 30, 2011				June 30, 2010(1)			July 31, 2009(2)(3)
	Advisory				Advisory			Advisory
Fund Name	Fees	Waivers(−)			Fees	Waivers(−)		Fees	Waivers(−)
Janus World Allocation Fund	$6,296	−$	6,296	(4)	$4,380	−$	4,380(4)	$1,144	−$	1,144(4)

(1)	For the fiscal period August 1, 2009 to June 30, 2010 (the Fund’s new fiscal year end).
(2)	The Fund’s or predecessor fund’s previous fiscal year end.
(3)	September 3, 2008 (effective date) to July 31, 2009.
(4)	The fee waiver by Janus Capital exceeded the advisory fee.

UNDERLYING FUNDS

Janus Capital also receives an investment advisory fee for managing the underlying funds. Each underlying fund pays a monthly investment advisory fee to Janus Capital for its services. For those with an annual fixed-rate fee, the fee is based on the average daily net assets of each underlying fund and is calculated at an annual rate for each underlying fund. Certain underlying funds have a performance-based fee structure. These underlying funds pay a fee that may adjust up or down based on the underlying fund’s performance relative to its benchmark index. For more information regarding the underlying funds’ investment advisory fees and expense limitations, please refer to the underlying funds’ prospectuses and statements of additional information.

SUBADVISERS OF CERTAIN UNDERLYING FUNDS

Janus Capital has entered into a Sub-Advisory Agreement on behalf of the underlying Janus Real Return Allocation Fund with Armored Wolf, LLC (“Armored Wolf”). Janus Capital, not the underlying fund, pays Armored Wolf a subadvisory fee for services provided to the underlying Janus Real Return Allocation Fund.

Janus Capital has entered into Sub-Advisory Agreements on behalf of the underlying INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund with INTECH Investment Management LLC (“INTECH”). Janus Capital, not the underlying funds, pays INTECH a subadvisory fee for services provided to the underlying INTECH Funds.

Janus Capital has entered into a Sub-Advisory Agreement on behalf of the underlying Janus Asia Equity Fund with Janus Capital Singapore Pte. Limited (“Janus Singapore”). Janus Capital, not the underlying fund, pays Janus Singapore a subadvisory fee for services provided to the underlying Janus Asia Equity Fund.

Janus Capital has entered into Sub-Advisory Agreements, on behalf of the underlying Perkins Global Value Fund, Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Small Cap Value Fund, and Perkins Value Plus Income Fund, with Perkins Investment Management LLC (“Perkins”). Janus Capital, not the underlying funds, pays Perkins a subadvisory fee for services provided to the underlying Value Funds.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

Class A Shares and Class C Shares
In addition to payments made under 12b-1 plans, Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A and Class C Shares of Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings may differ from one intermediary to another and may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are AIG Advisor Group, Inc. and its broker-dealer subsidiaries; Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; LPL Financial Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley Smith Barney, LLC; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; and Wells Fargo Advisors, LLC. These fees may be in addition to fees paid from the Fund’s assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.

In addition, from their own assets, Janus Capital, Janus Distributors LLC (“Janus Distributors”), or their affiliates may pay brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries’ fees for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from the Fund’s assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments.

Class I Shares, Class S Shares, and Class T Shares
Janus Capital, Janus Distributors, or their affiliates may pay, from their own assets, financial intermediaries fees for providing other marketing or distribution-related services (with the exception of Class I Shares and Class S Shares), as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

All Share Classes
Janus Capital or its affiliates may also share certain marketing expenses with, or pay for, or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for financial intermediaries to raise awareness of the Fund. Janus Capital or its affiliates may make payments to participate in intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary sales personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with sales personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds’ shares over sales of another Janus funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the

Janus funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus funds over other mutual funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and, if applicable, when considering which share class of the Fund is most appropriate for you.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts, as well as other pooled investment vehicles, such as hedge funds. Janus Capital has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. As such, investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts’ ability to participate in volume transactions may produce better executions and prices for the accounts.

With respect to allocations of initial public offerings of equity securities or syndicate offerings of bonds (each a “Primary Offering”), under Primary Offering allocation procedures adopted by Janus Capital and Perkins, an account may participate in a Primary Offering if the portfolio managers and/or investment personnel believe the Primary Offering is an appropriate investment based on the account’s investment restrictions, risk profile, asset composition, and/or cash levels. For equity securities, these Primary Offering allocation procedures generally require that all shares purchased in a Primary Offering be allocated on a pro rata basis to all participating accounts based upon the total assets of each account. For syndicated bond offerings, the Primary Offering procedures generally require that all bonds purchased be allocated on a pro rata basis to all participating accounts within the same investment strategy (as opposed to pro rata across all participating accounts).

Janus Capital is permitted to adjust its allocation procedures to address fractional shares, odd lots, or minimum issue sizes and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers’ and/or investment personnel’s request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives. Participation in Primary Offerings may impact performance. In particular, the allocation of securities may have the unintended consequence of having a greater impact (positive or negative) on the performance of one or more accounts compared to other accounts.

Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Janus funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.

Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described. In addition, procedures prohibit a portfolio manager from executing a short sale on a security held long in any other portfolio that he or she manages but not held long in the account the manager is placing the short in. Note this does not prohibit shorting against the box. The procedures also require approvals of Janus Capital senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus funds and accounts.

The Fund and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Pursuant to the provisions of the 1940 Act, Janus mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus funds are eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. In addition, Janus Capital receives an investment advisory fee for managing the cash management vehicle used for its securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

Each account managed by Janus Capital or the subadvisers has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

The officers and Trustees of the Fund may also serve as officers and Trustees of the underlying funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Fund and the underlying funds. The Trustees intend to address any such conflicts as deemed appropriate.

Janus Ethics Rules
Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift and Entertainment Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Fund and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) do not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

Under the Personal Trading Code of Ethics (the “Code of Ethics”), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Fund, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Fund. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Fund for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Fund, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES

The Fund’s Trustees have delegated to Janus Capital or the underlying funds’ subadviser, as applicable, the authority to vote all proxies relating to the Fund’s portfolio securities in accordance with Janus Capital’s or the applicable subadviser’s own policies and procedures. Summaries of Janus Capital’s and the applicable subadviser’s policies and procedures are available without charge: (i) upon request, by calling 1-800-525-0020; (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

A complete copy of Janus Capital’s proxy voting policies and procedures, including specific guidelines, is available at janus.com/proxyvoting.

The Fund’s proxy voting record for the one-year period ending each June 30th is available, free of charge, through janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

JANUS CAPITAL MANAGEMENT LLC
PROXY VOTING SUMMARY FOR MUTUAL FUNDS

Janus Capital seeks to vote proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service (“Proxy Voting Service”), subject to specific provisions in a client’s account documentation related to exception voting.

Proxy Voting Procedures
Janus Capital has developed proxy voting guidelines (the “Janus Guidelines”) that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the “Proxy Voting Committee”) in consultation with Janus Capital’s portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders’ interests. The Proxy Voting Committee also reviews policy rationale provided by the Proxy Voting Service related to voting recommendations for the upcoming proxy season. Once the Proxy Voting Committee establishes its recommendations and revises the Janus Guidelines, they are distributed to Janus Capital’s portfolio managers for review and implementation. While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital’s portfolio managers, it does not have proxy voting authority for any proprietary or nonproprietary mutual fund. Janus Capital’s portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The portfolio managers do not have the right to vote on securities while they are being lent; however, the portfolio managers may attempt to call back the loan and vote the proxy if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Additionally, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

The Proxy Voting Committee’s oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. On a quarterly basis, the Proxy Voting Committee reviews records of any votes that were cast differently than the Janus Guidelines and the related rationales for such votes. Additionally, and in instances where a portfolio manager proposes to vote a proxy inconsistent with the Janus Guidelines and a potential conflict is identified, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager’s rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital’s Chief Investment Officer(s) (or Director of Research).

The Fund owns shares in underlying funds. If an underlying fund has a shareholder meeting, the Fund normally would vote its shares in the underlying fund in the same proportion as the votes of the other shareholders of the underlying fund.

Proxy Voting Policies
As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

Board of Directors Issues
Janus Capital: (i) will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors; (ii) will generally vote in favor of proposals to increase the minimum number of independent directors; and (iii) will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

Auditor Issues
Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

Executive Compensation Issues
Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap as identified by the Proxy Voting Service, the proposed equity-based compensation plan will generally be opposed. In addition, proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period) will generally be opposed.

General Corporate Issues
Janus Capital: (i) will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers); (ii) will generally oppose proposals for different classes of stock with different voting rights; and (iii) will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers, unless such measures are designed primarily as a short-term means to protect a tax benefit. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

Shareholder Proposals
If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

Custodian, transfer agent, and certain affiliations

State Street Bank and Trust Company (“State Street”), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Fund, the underlying funds, and an affiliated cash management pooled investment vehicle. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Fund’s securities and cash held outside the United States. The Fund’s Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Fund’s assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund.

Janus Services LLC (“Janus Services”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus.

Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Fund.

For the fiscal periods noted, the total amounts paid by Class S Shares and Class T Shares of the Fund to Janus Services for administrative services are summarized below. For Class S Shares and Class T Shares, Janus Services pays out all or substantially all of the amount reflected as compensation to broker-dealers and service providers.

	Administrative	Administrative	Administrative
	Services Fees	Services Fees(1)	Services Fees
Fund Name	June 30, 2011	June 30, 2010	July 31, 2009
Janus World Allocation Fund
Class S Shares	$814	$812	$622(2)
Class T Shares	$2,609	$61	$ —(3)

(1)	For the fiscal period August 1, 2009 to June 30, 2010 (the Fund’s new fiscal year end).
(2)	September 3, 2008 (effective date) to July 31, 2009 (the Fund’s or predecessor fund’s previous fiscal year end).
(3)	Class T Shares commenced operations on July 6, 2009; amount paid was de minimis.

Janus Services is not compensated for its services related to Class A Shares, Class C Shares, and Class I Shares, except for out-of-pocket expenses. Included in out-of-pocket expenses are the fees charged by certain intermediaries for administrative services including, but not limited to, recordkeeping, subaccounting, order processing for omnibus or networking accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund. Order processing includes the submission of transactions through the NSCC or similar systems or those processed on a manual basis by Janus Services.

Through Janus Services, the Fund pays DST Systems, Inc. (“DST”) fees for the use of DST’s shareholder accounting system, as well as for certain broker-controlled accounts and closed accounts. These fees are in addition to any transfer agency fees paid to Janus Services. The Fund also uses and pays for DST systems to track and process redemption fees and contingent deferred sales charges. These fees are only charged to classes of the Fund with redemption fees or contingent deferred sales charges, as applicable.

Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Fund and the underlying funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Fund in connection with the sale of its Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Fund’s Shares and accepts orders at NAV per share of the relevant class. The cash-compensation rate at which Janus Distributors’ registered representatives are paid for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of your registered representative.

Portfolio transactions and brokerage

The Fund will purchase and sell the principal portion of its Fund securities (i.e., shares of the underlying funds) by dealing directly with the issuer of the underlying funds. Except for the underlying subadvised funds, Janus Capital places all portfolio transactions of the underlying funds and has a policy of seeking to obtain the “best execution” of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below and further in the underlying funds’ statements of additional information) provided that Janus Capital may occasionally pay higher commissions for research services as described below. For more information regarding the brokerage commissions paid by the underlying funds, please refer to the underlying funds’ prospectuses and statements of additional information.

Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital’s knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. To constitute eligible “research services,” such services must qualify as “advice,” “analyses,” or “reports.” To determine that a service constitutes research services, Janus Capital must conclude that it reflects the “expression of reasoning or knowledge” relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible “brokerage services,” such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital’s own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer’s sale of Fund shares when choosing a broker-dealer to effect transactions.

“Cross trades,” in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the funds’ Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a fund involved in a cross trade.

For the fiscal period noted, the total broker commissions paid by the Fund to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Fund are summarized below.

	June 30, 2011
Fund Name	Commissions	Transactions
Janus World Allocation Fund	$153	$139,452

Janus Capital does not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital does, however, have internal procedures for allocating transactions in a manner consistent with its execution policies to brokers that it has identified as providing research, research-related products or services, or execution-related services of a particular benefit to its clients. Janus Capital has entered into client commission agreements (“CCAs”) with certain broker-dealers under which the broker-dealers may use a portion of their commissions to pay third parties or other broker-dealers that provide Janus Capital with research or brokerage services, as permitted under Section 28(e) of the Securities and Exchange Act of 1934. CCAs allow Janus Capital to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third parties or other broker-dealers for research or brokerage services. All uses of CCAs by Janus Capital are subject to applicable law and their best execution obligations. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital and such research may not necessarily be used by Janus Capital in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services paid for with commissions generated by equity trades may be used for fixed-income clients that normally do not pay brokerage commissions or other clients whose commissions are generally not used to obtain such research and brokerage services.

Janus Capital may also use step-out transactions in order to receive research products and related services. In a step-out transaction, Janus Capital directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but “step-out” all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the stepped-in portion. In a new issue designation, Janus Capital directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital directs that broker-dealer to designate a portion of the broker-dealer’s commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital’s receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital has an incentive to continue to engage in such transactions; however, Janus Capital only intends to utilize step-out transactions and new issue designations when it believes that doing so would not hinder best execution efforts.

When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital or a subadviser, as applicable, better prices and executions will be achieved through the use of a broker.

The following table lists the total amount of brokerage commissions paid by the Fund for the fiscal periods noted.

Fund Name	June 30, 2011	June 30, 2010	July 31, 2009
Janus World Allocation Fund	$351	$448(1)	$320(2)

(1)	For the fiscal period August 1, 2009 to June 30, 2010 (the Fund’s new fiscal year end).
(2)	September 3, 2008 (effective date) to July 31, 2009 (the Fund’s or predecessor fund’s previous fiscal year end).

Brokerage commissions paid by a fund may vary significantly from year to year because of portfolio turnover rates, shareholder, broker-dealer, or other financial intermediary purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.

Trustees and officers

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). As of the date of this SAI, none of the Trustees are “interested persons” of Janus Capital as that term is defined by the 1940 Act.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Fund’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. As of the date of this SAI, collectively, the two registered investment companies consist of 52 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	52	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General Partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	52	Formerly, Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), LogRhythm Inc. (software solutions), IZZE Beverage Co., Ancestry.com, Inc. (genealogical research website), and Trustee and Chairman of RS Investment Trust.

TRUSTEES

Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Independent Trustees (cont’d.)

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	52	Formerly, Chairman, National Retirement Partners, Inc. (network of advisors to 401(k) plans) (2005-2011); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	52	Independent Trustee of PayPal Funds (a money market fund) (since 2008). Formerly, Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

Dennis B. Mullen† 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-10/11	Formerly, Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (2005-2010). Formerly, private investor.	52*	Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds). Formerly, Chairman of the Board (2005-2010) and Director (2002-2010) of Red Robin Gourmet Burgers, Inc. (RRGB).

†	Mr. Mullen retired effective October 6, 2011.
*	Mr. Mullen serves as director of Janus Capital Funds Plc, an offshore product, consisting of 21 funds.

TRUSTEES

Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Independent Trustees (cont’d.)

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	52	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	52	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions to corporate clients).

OFFICERS

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years

Daniel G. Scherman 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Portfolio Manager Janus World Allocation Fund	9/08-Present	Senior Vice President and Chief Risk Officer of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Vice President and Director of Risk and Trading for Janus Capital (2006).

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); President of The Janus Foundation (2002-2007); and President of Janus Services LLC (2004-2006).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

As discussed below, the Board’s Nominating and Governance Committee is responsible for identifying and recommending candidates for nomination or election by the Board based on a variety of diverse criteria. In its most recent evaluation of the qualifications of each Trustee prior to the election of Trustees in 2010 and in connection with the assessment of candidates prior to the appointment of a new Trustee effective January 1, 2011, the Committee and the Board considered the totality of the information available to them, including the specific experience, qualifications, attributes or skills, as noted below, and concluded that each of the Trustees should serve as members of the Board of Trustees based on the Trust’s business structure. In reaching these conclusions, the Committee and the Board, in the exercise of their reasonable business judgment, evaluated each Trustee based on their specific experience, qualifications, attributes and/or skills on an individual basis and in combination with the other Trustees, none of which by itself was considered dispositive.

Jerome S. Contro: General Partner in private investment firms, service on multiple corporate boards, and a Fund Independent Trustee since 2005.

William D. Cvengros: Service as Chief Executive Officer and President of a leading publicly traded investment management firm, Chief Investment Officer of a major life insurance company, a corporate and fund director, and in various capacities with private investment firms, and a Fund Independent Trustee since 2011.

William F. McCalpin: Service as Chief Operating Officer of a large private family foundation, Chairman and Director of an unaffiliated fund complex, and a Fund Independent Trustee since 2002 and Independent Chairman of the Board of Trustees since 2008.

John P. McGonigle: Service in multiple capacities with a leading financial services firm, including as Head of Mutual Funds and Asset Management, as an independent trustee of a money market fund, and a Fund Independent Trustee since 2010.

James T. Rothe: Co-founder and Managing Director of a private investment firm, former business school professor, service as a corporate director, and a Fund Independent Trustee since 1997.

William D. Stewart: Corporate vice president of a NASDAQ-listed industrial manufacturer, and a Fund Independent Trustee since 1984.

Linda S. Wolf: Service as Chairman and CEO of a global advertising firm, service on multiple corporate and nonprofit boards, and a Fund Independent Trustee since 2005.

General Information Regarding the Board of Trustees and Leadership Structure
The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and each of the Janus funds on behalf of fund shareholders. Each member of the Board is an Independent Trustee, including the Board’s Chairman. The Board’s responsibilities include, but are not limited to, oversight of the Janus funds’ officers and service providers, including Janus Capital, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Janus funds’ service providers, including the investment management agreements with Janus Capital and any applicable subadviser. The Trustees are also responsible for determining or changing each Janus fund’s investment objective(s), policies, and available investment techniques, as well as for overseeing the fund’s Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel, an independent fee consultant, and other specialists as appropriate, all of whom are selected by the Trustees. The Trustees also meet regularly without representatives of Janus Capital or its affiliates present.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board as a whole is responsible for oversight of the annual process by which the Board considers and approves each fund’s investment advisory agreement with Janus Capital, but specific matters related to oversight of the Janus funds’ independent auditors have been delegated by the Board to its Audit Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chairman of the Board (“Board Chairman”) is responsible for presiding at all meetings of the Board, and has other duties as may be assigned by the Trustees from time to time. The Board Chairman also serves as the Board’s liaison to Janus Capital with respect to all matters related to the Janus funds that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) the number of Janus funds overseen and the various investment objectives of those funds; (2) the manner in which the Janus funds’ shares are marketed and distributed; and (3) the responsibilities entrusted to Janus Capital and its affiliates to oversee the Trust’s day-to-day operations, including the management of each Janus fund’s holdings and the distribution of fund shares. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Janus funds in the complex.

Committees of the Board
The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee’s functions is provided in the following table:

			Number of Meetings
		Members	Held During Last
	Summary of Functions	(Independent Trustees)	Fiscal Year Ended June 30, 2011
Audit Committee	Reviews the financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, Form N-CSR filings, and the audit process. The Committee’s review of the audit process includes, among other things, the appointment, compensation, and oversight of the Trust’s independent auditor and pre-approval of all audit and nonaudit services.	Jerome S. Contro (Chair) William D. Cvengros(1) Dennis B. Mullen†	6

Brokerage Committee	Reviews and makes recommendations regarding matters related to the Trust’s use of brokerage commissions and placement of portfolio transactions.	James T. Rothe (Chair) John P. McGonigle William D. Stewart	4

Investment Oversight Committee	Oversees the investment activities of the Trust’s non-money market funds.	William F. McCalpin (Chair) Jerome S. Contro William D. Cvengros(1) John P. McGonigle Dennis B. Mullen† James T. Rothe William D. Stewart Linda S. Wolf	5

Legal and Regulatory Committee	Oversees compliance with various procedures adopted by the Trust, reviews certain regulatory filings made with the SEC, oversees the implementation and administration of the Trust’s Proxy Voting Guidelines.	Linda S. Wolf (Chair) William F. McCalpin John P. McGonigle	12

Money Market Committee(2)	Reviews various matters related to the operations of the Janus money market funds, including compliance with their Money Market Fund Procedures.	John P. McGonigle (Chair) Jerome S. Contro William D. Stewart	4

Nominating and Governance Committee	Identifies and recommends individuals for election as Trustee, consults with Management in planning Trustee meetings, and oversees the administration of, and ensures compliance with, the Trust’s Governance Procedures and Guidelines, which includes review of proposed changes to Trustee compensation.	Dennis B. Mullen† (Chair) William F. McCalpin James T. Rothe	8

Pricing Committee	Determines a fair value of restricted and other securities for which market quotations are not readily available or are deemed not to be reliable, pursuant to procedures adopted by the Trustees and reviews other matters related to the pricing of securities.	William D. Stewart (Chair) James T. Rothe Linda S. Wolf	15

†	Mr. Mullen retired effective October 6, 2011.

(1)	Mr. Cvengros joined the Board as a new Trustee effective January 1, 2011.
(2)	Effective June 23, 2011, the composition of the Money Market Committee changed to include John P. McGonigle as Chair, Jerome S. Contro, and William D. Cvengros.

Board Oversight of Risk Management
Janus Capital, as part of its responsibilities for the day-to-day operations of the Janus funds, is responsible for day-to-day risk management for the funds. The Board, as part of its overall oversight responsibilities for the Janus funds’ operations, oversees Janus Capital’s risk management efforts with respect to the funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Janus funds. The Board discharges its oversight duties and considers potential risks in a number of different ways, including, but not limited to, receiving reports on a regular basis, either directly or through an appropriate committee, from Janus Capital and its officers. Reports received include those from, among others, Janus Capital’s (1) senior managers responsible for oversight of global risk; (2) senior managers responsible for oversight of fund construction and trading risk; (3) Chief Compliance Officer; and (4) Director of Internal Audit. At the time these reports are presented, the Board or the committee receiving the report will, as it deems necessary, invite the presenter to participate in an executive session to discuss matters outside the presence of any other officers or representatives of Janus Capital or its affiliates. The Board also receives reports from other entities and individuals unaffiliated with Janus Capital, including reports from the Janus funds’ other service providers and from independent consultants hired by the Board.

Various Board committees also will consider particular risk items as the committee addresses items and issues specific to the jurisdiction of that committee. For example, the Pricing Committee will consider valuation risk as part of its regular oversight responsibilities, and similarly, the Brokerage Committee will consider counterparty risk associated with Janus fund transactions. The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Janus fund matters brought before the Board. The Board has appointed a Chief Compliance Officer for the Janus funds (“Fund CCO”) who (1) reports directly to the Board and (2) provides a comprehensive written report annually and presents quarterly at the Board’s regular meetings. The Fund CCO, who also serves as Janus Capital’s Chief Compliance Officer, discusses relevant risk issues that may impact the Janus funds and/or Janus Capital’s services to the funds, and routinely meets with the Board in private without representatives of Janus Capital or its affiliates present. The Fund CCO also provides the Board with updates on the application of the Janus funds’ compliance policies and procedures, including how these procedures are designed to mitigate risk and what, if any, changes have been made to enhance the procedures. The Fund CCO may also report to the Board on an ad hoc basis in the event that he identifies issues associated with the Janus funds’ compliance policies and procedures that could expose the funds to additional risk or adversely impact the ability of Janus Capital to provide services to the funds.

The Board believes that its leadership structure permits it to effectively discharge its oversight responsibilities with respect to the Janus funds’ risk management process.

Additional Information About Trustees
Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. These investments may include amounts held under a deferred compensation plan that are valued based on “shadow investments” in such funds. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals. The table below gives the dollar range of shares of the Fund that the Trustees own and which is described in this SAI, as well as the aggregate dollar range of shares of all mutual funds advised by Janus Capital and overseen by the Trustees (collectively, the “Janus Funds”), owned by each Trustee as of December 31, 2010.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Funds

Independent Trustees

William F. McCalpin	None	Over $100,000

Jerome S. Contro	None	Over $100,000(1)

William D. Cvengros(2)	None	Over $100,000

John P. McGonigle	None	Over $100,000

Dennis B. Mullen†	None	Over $100,000(1)

James T. Rothe	None	Over $100,000

William D. Stewart	None	Over $100,000

Linda S. Wolf	None	Over $100,000(1)

†	Mr. Mullen retired effective October 6, 2011.

(1)	Ownership shown includes amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more funds.
(2)	Mr. Cvengros joined the Board as a new Trustee effective January 1, 2011.

The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an “interested” Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Fund’s Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

The following table shows the aggregate compensation paid to each Independent Trustee by the Fund described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Fund or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital (“shadow investments”).

	Aggregate	Total
	Compensation from	Compensation from
	the Fund for	the Janus Funds for
	fiscal year ended	calendar year ended
Name of Person, Position	June 30, 2011	December 31, 2010(1)(2)
Independent Trustees

William F. McCalpin, Chairman and Trustee(3)(4)	$34	$378,000

Jerome S. Contro, Trustee(4)	$23	$264,000

William D. Cvengros, Trustee(5)	$13	N/A

John P. McGonigle, Trustee(4)(6)	$23	$177,167

Dennis B. Mullen†, Trustee(4)	$25	$330,135

James T. Rothe, Trustee(4)	$26	$288,000

William D. Stewart, Trustee(4)	$24	$280,000

Linda S. Wolf, Trustee(4)	$26	$282,250

†	Mr. Mullen retired effective October 6, 2011.

(1)	For all Trustees (with the exception of Mr. Cvengros), includes compensation for service on the boards of two Janus trusts comprised of 49 portfolios. Mr. Mullen’s compensation also includes service on the board of an additional trust, Janus Capital Funds Plc (an offshore product), comprised of 20 portfolios.
(2)	Total Compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the period shown are as follows: Jerome S. Contro $132,000 and Linda S. Wolf $70,563.
(3)	Aggregate Compensation received from the Fund and Total Compensation received from all Janus Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees.
(4)	Aggregate Compensation received from the Fund and Total Compensation received from all Janus Funds includes additional compensation paid for service as chair of one or more committees of the Board of Trustees during certain periods.
(5)	Mr. Cvengros joined the Board as a new Trustee effective January 1, 2011.
(6)	At a Special Meeting of Shareholders on June 10, 2010, John P. McGonigle was elected as a new Trustee. Prior to such election, Mr. McGonigle was a consultant to the Trustees and was paid by the Trust in this capacity. During the calendar year ended December 31, 2010, Mr. McGonigle received total compensation of $75,000 from the Janus Funds for serving as a consultant to the Trustees, which is not reflected in the table above.

JANUS INVESTMENT PERSONNEL

Other Accounts Managed
The following table provides information relating to other accounts managed by the portfolio manager as of June 30, 2011. No accounts included in the totals listed below have a performance-based advisory fee.

		Other Registered	Other Pooled
		Investment	Investment
		Companies	Vehicles	Other Accounts
Daniel G. Scherman	Number of Other Accounts Managed	None	None	None
	Assets in Other Accounts Managed	None	None	None

Material Conflicts
As shown in the table above, the Fund’s portfolio manager may manage other accounts with investment strategies similar to the Fund. Those other accounts may include other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have materially higher fees than the Fund or may have a performance-based management fee. As such, fees earned by Janus Capital may vary among these accounts. In addition, the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because the portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts. Trade allocation and personal trading are described in further detail under “Additional Information About Janus Capital.”

Because Janus Capital is the adviser to the Fund and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among such underlying funds. In addition, the Fund’s portfolio manager, who also serves as Senior Vice President and Chief Risk Officer of Janus Capital, has regular and continuous access to information regarding the holdings of the underlying funds, as well as knowledge of, and potential impact on, investment strategies and techniques of the underlying funds. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring, including that of asset allocations by the portfolio manager. In addition, Janus Capital has retained an independent consultant to provide research and consulting services with respect to asset allocation and investments for Janus Conservative Allocation Fund, Janus Moderate Allocation Fund, and Janus Growth Allocation Fund, as well as Moderate Allocation Portfolio, which are other “funds of funds” offered by Janus Capital.

Compensation Information
The following describes the structure and method of calculating the portfolio manager’s compensation as of July 1, 2011.

The portfolio manager is compensated for his role at Janus Capital as Senior Vice President and Chief Risk Officer, and for his management of the Fund and any other funds, portfolios, or accounts managed by the portfolio manager (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management). Fixed compensation is based on the portfolio manager’s experience and is designed to be industry competitive.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

The portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all of his variable compensation in accordance with JCGI’s Executive Income Deferral Program.

OWNERSHIP OF SECURITIES

As of June 30, 2011, the portfolio manager beneficially owned securities of the Fund in the dollar range shown in the following table. The last column of the table also reflects the portfolio manager’s aggregate beneficial ownership of all mutual funds advised by Janus Capital within the Janus family of funds (collectively, the “Janus Funds”).

Investment Personnel	Dollar Range of Equity Securities in the Fund Managed		Aggregate Dollar Range of Equity Securities in Janus Funds

Janus Capital

Daniel G. Scherman	Janus World Allocation Fund	$100,001-$500,000	$500,001-$1,000,000

Shares of the trust

NET ASSET VALUE DETERMINATION

As stated in the Fund’s Prospectus, the net asset value (“NAV”) of the Shares of each class of the Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of the Fund is computed by dividing the total value of securities and other assets allocated to that class, less liabilities allocated to that class, by the total number of outstanding shares for the class. The assets of the Fund also consist of shares of the underlying funds, which are valued at their respective NAVs. The per share NAV for each class of each underlying fund is computed by dividing the total value of an underlying fund’s securities and other assets allocated to the class, less liabilities allocated to the class, attributable to the underlying fund, by the total number of outstanding shares for the class. In determining NAV, securities listed on an Exchange, the NASDAQ National Market, and foreign markets are generally valued at the closing prices on such markets. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Fund are traded primarily in the over-the-counter markets. Valuations of such securities are furnished by one or more pricing services employed by the Fund and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. The Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.

Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Fund may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund’s NAV is not calculated. The Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

To the extent there are any errors in the Fund’s NAV calculation, Janus Capital may, at its discretion, reprocess individual shareholder transactions so that each shareholder’s account reflects the accurate corrected NAV.

PURCHASES

With the exception of Class I Shares, Shares of the Fund can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly with the Fund in certain circumstances as provided in the Fund’s Prospectus. Not all financial intermediaries offer all classes. Shares or classes of the Fund may be purchased without upfront sales charges by certain retirement plans and clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers’ advice, which are on top of the Fund’s expenses.

Certain Shares or classes of the Fund may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund “supermarket” programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional. Under certain circumstances, the Fund may permit an in-kind purchase of Class A Shares, Class C Shares, Class I Shares, Class S Shares, or Class T Shares at the discretion of Janus Capital.

Certain designated organizations are authorized to receive purchase orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day’s price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in “Net Asset Value Determination.” Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Your financial intermediary, plan documents, or the Fund’s Prospectus will provide you with detailed information about investing in the Fund.

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In an effort to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Class A Shares
The price you pay for Class A Shares is the public offering price, which is the NAV next determined after the Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Janus Distributors, the Trust’s distributor, as shown in the table, except where Janus Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.

	Sales Charge as a	Sales Charge as a	Amount of Sales Charge Reallowed
	Percentage of	Percentage of Net	to Financial Intermediaries as a
Amount of Purchase at Offering Price	Offering Price*	Amount Invested	Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%

$50,000 but under $100,000	4.50%	4.71%	3.75%

$100,000 but under $250,000	3.50%	3.63%	2.75%

$250,000 but under $500,000	2.50%	2.56%	2.00%

$500,000 but under $1,000,000	2.00%	2.04%	1.60%

$1,000,000 and above	None **	None	None

*	Offering Price includes the initial sales charge.
**	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Fund and other Janus funds that are offered with a sales charge to take advantage of lower sales charges.

The following table shows the aggregate amount of underwriting commissions paid to Janus Distributors from proceeds of initial sales charges paid by investors on Class A Shares (substantially all of which was paid out to financial intermediaries) for the fiscal periods noted.

	Aggregate Sales Commissions
Fund Name	2011	2010(1)	2009(2)
Janus World Allocation Fund
Class A Shares	$13,938	$23,691	$34,448

(1)	For the fiscal period August 1, 2009 to June 30, 2010 (the Fund’s new fiscal year end).
(2)	For the fiscal period September 3, 2008 (effective date) to July 31, 2009 (the Fund’s or predecessor fund’s previous fiscal year end).

During the fiscal periods noted, Janus Distributors retained the following upfront sales charges.

	Upfront Sales Charges
Fund Name	2011	2010(1)	2009(2)
Janus World Allocation Fund
Class A Shares	$2,170	$3,488	$5,428

(1)	For the fiscal period August 1, 2009 to June 30, 2010 (the Fund’s new fiscal year end).
(2)	For the fiscal period September 3, 2008 (effective date) to July 31, 2009 (the Fund’s or predecessor fund’s previous fiscal year end).

Class C Shares, Class I Shares, Class S Shares, and Class T Shares
Class C Shares, Class I Shares, Class S Shares, and Class T Shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.

Janus Distributors also receives amounts pursuant to Class A Share, Class C Share, and Class S Share 12b-1 plans and, from Class A Shares and Class C Shares, proceeds of contingent deferred sales charges paid by investors upon certain redemptions, as detailed in the “Distribution and Shareholder Servicing Plans” and “Redemptions” sections, respectively, of this SAI.

Commission on Class C Shares
Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

Class A Shares and Class S Shares
As described in the Prospectus, Class A Shares and Class S Shares have each adopted distribution and shareholder servicing plans (the “Class A Plan” and “Class S Plan,” respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares of the Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A Shares or Class S Shares of the Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A Shares and Class S Shares to prospective and existing investors; providing educational materials regarding Class A Shares and Class S Shares; providing facilities to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A Shares and Class S Shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. (“FINRA”) Conduct Rules. Payments under the Plans are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Janus Distributors, the Fund’s distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers. On December 5, 2008, the Trustees unanimously approved a distribution plan with respect to each of the Class A Shares and Class S Shares, which became effective on July 6, 2009.

Class C Shares
As described in the Prospectus, Class C Shares have adopted a distribution and shareholder servicing plan (the “Class C Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of the Fund for activities which are primarily intended to result in the sale of Class C Shares of the Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of the Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. On December 5, 2008, the Trustees unanimously approved the Class C Plan, which became effective on July 6, 2009.

The Plans and any Rule 12b-1 related agreement that is entered into by the Fund or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (“12b-1 Trustees”). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to the Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of the Fund or by vote of a majority of the 12b-1 Trustees.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

For the fiscal period ended June 30, 2011, the total amounts paid by the Class A Shares, Class C Shares, and Class S Shares of the Fund to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under each Class’ respective Plan are summarized below.

		Prospectus
		Preparation,
	Advertising and	Printing	Payment to	Compensation to	Total Fund 12b-1
Fund Name	Literature	and Mailing	Brokers	Sales Personnel	Payments
Janus World Allocation Fund
Class A Shares	$0	$0	$8,085	$8	$8,705
Class C Shares	$0	$0	$21,350	$0	$24,042
Class S Shares	$0	$0	$167	$0	$814

REDEMPTIONS

Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms. In certain circumstances, Class I Shares may be redeemed directly with the Fund. Certain designated organizations are authorized to receive redemption orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

Certain accounts or Janus affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s Shares. Redemptions by these accounts of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage costs.

Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash, whereas such costs are borne by the Fund for cash redemptions. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Shares of the Trust – Net Asset Value Determination” and such valuation will be made as of the same time the redemption price is determined.

The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Class A Shares
A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.

Class C Shares
A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.

For the fiscal periods noted, the total amounts received by Janus Distributors from the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares are summarized below.

	Contingent Deferred Sales Charge
Fund Name	2011	2010(1)	2009(2)
Janus World Allocation Fund
Class A Shares	$—	$—	$—
Class C Shares	$171	$1,018	$14

(1)	For the fiscal period August 1, 2009 to June 30, 2010 (the Fund’s new fiscal year end).
(2)	For the fiscal period September 3, 2008 (effective date) to July 31, 2009 (the Fund’s or predecessor fund’s previous fiscal year end).

Processing or Service Fees
Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

Income dividends, capital gains distributions, and tax status

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Fund.

It is a policy of the Fund’s Shares to make distributions of substantially all of their respective investment income and any net realized capital gains. Any capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. The Fund declares and makes annual distributions of income (if any).

The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to federal income tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for “qualified dividend income.” In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special tax treatment.

All income dividends and capital gains distributions, if any, on the Fund’s Shares are reinvested automatically in additional shares of the same class of Shares of the Fund at the NAV determined on the first business day following the record date.

The Fund will primarily invest its assets in shares of the underlying funds, cash, and money market instruments. Accordingly, the Fund’s income will consist of distributions from the underlying funds, net gains realized from the disposition of underlying fund shares, and interest. If an underlying fund qualifies for treatment as a regulated investment company under the Internal Revenue Code – each has done so for its past taxable years and intends to continue to do so for its current and future taxable years – (i) dividends paid to the Fund from such underlying fund’s investment company taxable income (which may include net gains from certain foreign currency transactions) will be taxable to the Fund as ordinary income; (ii) dividends paid to the Fund that an underlying fund designates as capital gain dividends (as discussed below) will be taxable to the Fund as long-term capital gains; (iii) dividends paid to the Fund that an underlying fund designates as qualifying dividends from domestic corporations (as discussed below) will be treated as dividends eligible for the dividends received deduction; and (iv) dividends paid to the Fund that an underlying fund designates as qualified dividend income (as discussed below) will be treated by the Fund as qualifying dividends taxable at a maximum rate of 15% to individuals and other noncorporate taxpayers. If shares of an underlying fund are purchased within 30 days before or after redeeming other shares of that underlying fund at a loss (whether pursuant to a rebalancing of the Fund’s holdings or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares.

Although an underlying fund that qualifies as a regulated investment company under the Internal Revenue Code will be eligible to elect to “pass-through” to its shareholders (including the Fund) the benefit of the foreign tax credit if more than 50% of the value of its total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will not qualify to pass that benefit through to its shareholders because of its inability to satisfy the asset test. Accordingly, the Fund will deduct the amount of any foreign taxes passed through by an underlying fund in determining its investment company taxable income.

An underlying fund’s investments in REIT equity securities may require the underlying fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the underlying fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The underlying fund’s investments in REIT equity securities may result in the receipt of cash in excess of the REIT’s earnings. If an underlying fund distributes such amounts, such distribution could constitute a return of capital to shareholders (including the Fund) for federal income tax purposes.

Some REITs are permitted to hold “residual interests” in real estate mortgage investment conduits (“REMICs”). Pursuant to the Internal Revenue Service rules, a portion of an underlying fund’s income from a REIT or “excess inclusion income” that is attributable to the REIT may be subject to federal income tax. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders. There may be instances in which the underlying fund may be unaware of a REIT’s excess inclusion income.

As a result of excess inclusion income, the underlying fund may be subject to additional tax depending on the type of record holder of underlying fund shares, such as certain federal, state, and foreign governmental entities, tax exempt organizations, and certain rural electrical and telephone cooperatives (“disqualified organizations”). This may impact the underlying fund’s performance.

Please consult a tax adviser regarding tax consequences of underlying fund distributions and to determine whether you will need to file a tax return.

Certain underlying funds’ transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The underlying funds will monitor their transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible. Certain transactions or strategies utilized by the Fund or underlying fund may generate nonqualified income that can impact an investor’s taxes.

Certain Fund and underlying funds’ transactions in commodities-linked investments may be subject to special provisions under Subchapter M of the Internal Revenue Code. Subchapter M requires, among other things, that a fund derive at least 90% of gross income from dividends, interest, and gains from the sale of securities (typically referred to as “qualifying income”). Income from investment in commodities and commodities-linked derivatives is not considered “qualifying income.” As a part of the Fund’s and an underlying fund’s investment strategy, the Fund and an underlying fund may attempt to gain exposure to the commodities markets by entering into commodity-linked derivatives and instruments, including options, futures contracts, options on futures contracts, and commodity-linked structured notes. In order for the Fund and an underlying fund to qualify as a regulated investment company under Subchapter M, the Fund and an underlying fund will monitor and attempt to restrict its income from commodity-linked instruments that do not generate qualifying income.

Principal shareholders

As of September 30, 2011, the officers and Trustees as a group owned approximately 4% of Class I Shares of the Fund and less than 1% of the outstanding Shares of any other class of the Fund. As of September 30, 2011, the percentage ownership of any person or entity owning 5% or more of the outstanding Shares of any class of the Fund is listed below. In addition, the percentage ownership of any person or entity owning 25% or more of the outstanding Shares of any class of the Fund is listed below. Any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person is identified as the beneficial owner of more than 25% of the Fund, or is identified as the record owner of more than 25% of the Fund and has voting and/or investment powers, that person may be presumed to control the Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

To the best knowledge of the Trust, as of September 30, 2011, no other person or entity owned beneficially more than 5% of the outstanding Shares of any class of the Fund, except as shown. Additionally, to the best knowledge of the Trust, except for JCM’s or JCGI’s ownership in a Fund, no other person or entity beneficially owned 25% or more of the outstanding Shares of any class of the Fund, except as shown. In certain circumstances, JCM’s or JCGI’s ownership may not represent beneficial ownership. To the best knowledge of the Trust, other entities shown as owning more than 25% of the outstanding Shares of a class of the Fund are not the beneficial owners of such Shares, unless otherwise indicated.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus World Allocation Fund Class A Shares	Pershing LLC Jersey City, NJ	35.08%

	American Enterprise Investment Svc FBO 890000611 Minneapolis, MN	17.70%

Janus World Allocation Fund Class C Shares	American Enterprise Investment Svc FBO 890000611 Minneapolis, MN	55.25%

	First Clearing LLC Special Custody Account St. Louis, MO	15.21%

	Pershing LLC Jersey City, NJ	5.70%

Janus World Allocation Fund Class I Shares	NFS LLC FEBO FIIOC Agent Qualified Employee Plans 401k FINOPS-IC Funds Covington, KY	84.06%

	First Clearing LLC Special Custody Account St. Louis, MO	7.18%

	LPL Financial A/C 1000-0005 San Diego, CA	7.15%

Janus World Allocation Fund Class S Shares	Janus Capital Group Inc. Denver, CO	91.74%	*

Janus World Allocation Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	63.63%

	LPL Financial A/C 1000-0005 San Diego, CA	34.26%

*	This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Miscellaneous information

The Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on February 11, 1986. As of the date of this SAI, the Trust offers 42 series of shares, known as “Funds.” Each Fund presently offers interests in different classes of shares as described in the table below.

	Class A	Class C	Class D	Class I	Class L	Class R	Class S	Class T
Fund Name	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares
INTECH International Fund	x	x		x			x	x
INTECH U.S. Core Fund	x	x	x	x			x	x
INTECH U.S. Growth Fund	x	x		x			x	x
INTECH U.S. Value Fund	x	x		x			x	x
Janus Asia Equity Fund	x	x	x	x			x	x
Janus Balanced Fund	x	x	x	x		x	x	x
Janus Conservative Allocation Fund	x	x	x	x			x	x
Janus Contrarian Fund	x	x	x	x		x	x	x
Janus Emerging Markets Fund	x	x	x	x			x	x
Janus Enterprise Fund	x	x	x	x		x	x	x
Janus Flexible Bond Fund	x	x	x	x		x	x	x
Janus Forty Fund	x	x		x		x	x	x
Janus Fund	x	x	x	x		x	x	x
Janus Global Bond Fund	x	x	x	x			x	x
Janus Global Life Sciences Fund	x	x	x	x			x	x
Janus Global Market Neutral Fund	x	x		x		x	x	x
Janus Global Real Estate Fund	x	x	x	x			x	x
Janus Global Research Fund	x	x	x	x			x	x
Janus Global Select Fund	x	x	x	x		x	x	x
Janus Global Technology Fund	x	x	x	x			x	x
Janus Government Money Market Fund			x					x
Janus Growth Allocation Fund	x	x	x	x			x	x
Janus Growth and Income Fund	x	x	x	x		x	x	x
Janus High-Yield Fund	x	x	x	x		x	x	x
Janus International Equity Fund	x	x	x	x		x	x	x
Janus Moderate Allocation Fund	x	x	x	x			x	x
Janus Money Market Fund			x					x
Janus Overseas Fund	x	x	x	x		x	x	x
Janus Protected Series – Growth	x	x	x	x			x	x
Janus Real Return Allocation Fund	x	x	x	x			x	x
Janus Research Fund	x	x	x	x			x	x
Janus Short-Term Bond Fund	x	x	x	x			x	x
Janus Triton Fund	x	x	x	x		x	x	x
Janus Twenty Fund			x					x
Janus Venture Fund	x	x	x	x			x	x
Janus World Allocation Fund	x	x		x			x	x
Janus Worldwide Fund	x	x	x	x		x	x	x
Perkins Global Value Fund	x	x	x	x			x	x
Perkins Large Cap Value Fund	x	x	x	x			x	x
Perkins Mid Cap Value Fund	x	x	x	x	x	x	x	x
Perkins Small Cap Value Fund	x	x	x	x	x	x	x	x
Perkins Value Plus Income Fund	x	x	x	x			x	x

On July 6, 2009, the funds of the Janus Adviser Series trust reorganized into the Trust. As a result, the Fund assumed the assets and liabilities of the corresponding Janus Adviser Series funds. For this reason, historical information contained in this SAI for periods prior to July 6, 2009 is that of the predecessor fund. Prior to the reorganization, the predecessor fund had a fiscal year end of July 31. The Fund described in this SAI has a fiscal year end of June 30.

Janus Capital reserves the right to the name “Janus.” In the event that Janus Capital does not continue to provide investment advice to the Fund, the Fund must cease to use the name “Janus” as soon as reasonably practicable.

Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held liable for the obligations of the Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Fund for all losses and expenses of any Fund shareholder held liable for the obligations of the Fund. Thus, the risk of a shareholder incurring a financial loss on account of their liability as a shareholder of the Fund is limited to circumstances in which the Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Fund to avoid, to the extent possible, liability of shareholders for liabilities of the Fund.

It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, such as the 1940 Act, the Trustees have the authority to merge, liquidate, and/or reorganize the Fund into another fund without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office.

SHARES OF THE TRUST

The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of the Fund participate equally in dividends and other distributions by the Shares of the same class of the Fund, and in residual assets of that class of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion, or subscription rights. Shares of the Fund may be transferred by endorsement or stock power as is customary, but the Fund is not bound to recognize any transfer until it is recorded on its books.

SHAREHOLDER MEETINGS

The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders’ rights, determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust’s governing documents, or as the Trustees consider necessary or desirable.

Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of the Fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 10% of the shares then outstanding. The Fund will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

The Trustees of the Trust (excluding Mr. Cvengros, a new Trustee) were elected at a Special Meeting of Shareholders on June 10, 2010. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.

As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Fund that you own. Generally, all funds and classes vote together as a single group, except where a separate vote of one or more funds or classes is required by law or where the interests of one or more funds or classes are affected differently from other funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION

The Trust may in the future seek to achieve a fund’s objective by investing all of that fund’s assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1900 16th Street, Suite 1600, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Fund, audits the Fund’s annual financial statements and compiles its tax returns.

REGISTRATION STATEMENT

The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

Financial statements

DOCUMENTS INCORPORATED BY REFERENCE TO THE JANUS ASSET ALLOCATION FUND ANNUAL REPORT OF JANUS INVESTMENT FUND (AUDITED)

The following audited financial statements for the period ended June 30, 2011 are hereby incorporated into this SAI by reference to the Annual Report dated June 30, 2011.

•	Schedule of Investments as of June 30, 2011

•	Statement of Operations for the periods indicated

•	Statement of Assets and Liabilities as of June 30, 2011

•	Statement of Changes in Net Assets for the periods indicated

•	Financial Highlights for each of the periods indicated

•	Notes to Financial Statements

•	Report of Independent Registered Public Accounting Firm

DOCUMENTS INCORPORATED BY REFERENCE TO THE JANUS ASSET ALLOCATION FUND SEMIANNUAL REPORT OF JANUS INVESTMENT FUND (UNAUDITED)

The following unaudited financial statements for the period ended December 31, 2010 are hereby incorporated into this SAI by reference to the Semiannual Report dated December 31, 2010.

•	Schedule of Investments as of December 31, 2010

•	Statement of Operations for the periods indicated

•	Statement of Assets and Liabilities as of December 31, 2010

•	Statement of Changes in Net Assets for the periods indicated

•	Financial Highlights for each of the periods indicated

•	Notes to Financial Statements

The portions of the Annual and Semiannual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

Appendix A

EXPLANATION OF RATING CATEGORIES

The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR’S RATINGS SERVICE

Bond Rating	Explanation

Investment Grade
AAA	Highest rating; extremely strong capacity to pay principal and interest.
AA	High quality; very strong capacity to pay principal and interest.
A	Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
BBB	Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
Non-Investment Grade
BB	Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	More vulnerable to nonpayment than obligations rated “BB,” but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

CC	Currently highly vulnerable to nonpayment.

C	Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.

D	In default.

FITCH, INC.

Long-Term Bond Rating	Explanation

Investment Grade
AAA	Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.
AA	Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
A	High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB	Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.
Non-Investment Grade
BB	Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.
B	Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
CCC	May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.
CC	May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.
C	May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
D	In default.

FITCH, INC.

Short-Term Bond Rating	Explanation

F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1	Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.
F-2	Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

MOODY’S INVESTORS SERVICE, INC.

Bond Rating	Explanation

Investment Grade
Aaa	Highest quality, smallest degree of investment risk.
Aa	High quality; together with Aaa bonds, they compose the high-grade bond group.
A	Upper to medium-grade obligations; many favorable investment attributes.
Baa	Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
Non-Investment Grade
Ba	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.
Ca	Speculative in a high degree; could be in default or have other marked shortcomings.
C	Lowest rated; extremely poor prospects of ever attaining investment standing.

Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.

Other Short-Term Debt Securities
Prime-1 and Prime-2 are the two highest ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”) for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by Standard & Poor’s Ratings Services (“S&P”). Moody’s uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody’s have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody’s have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

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